Project Redwood

PRESENTATION TO THE SPECIAL COMMITTEE



Confidential
------------


April 20, 2000

CONFIDENTIAL                                    PROJECT REDWOOD | APRIL 20, 2000
================================================================================
Confidential Material for the Special Committee

  The following pages contain material provided to the Special Committee of the Board of Directors of Redwood ("Redwood" or the "Company") by CIBC World Markets Corp. ("CIBC") in connection with the proposed transaction involving Redwood and the Heico Companies, LLC ("Heico"). The accompanying material was compiled or prepared on a confidential basis solely for the use of the Special Committee of the Company and not with a view toward public disclosure under state and federal securities laws or otherwise. The information contained in this material was obtained from the Company and public sources, and was relied upon by CIBC without assuming responsibility of independent verification as to the accuracy or completeness of such information. Any estimates and projections for the Company contained herein have been supplied by the management of the Company, and involve numerous and significant subjective determinations, which may not be correct. No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation or warranty, whether as to the past or the future. This material was not prepared for use by readers not as familiar with the business and affairs of the Company as the Special Committee and, accordingly, neither the Special Committee, the Company nor CIBC or their respective legal or financial advisors or accountants take any responsibility for the accompanying material when used by persons other than the Special Committee.

TABLE OF CONTENTS                               PROJECT REDWOOD | APRIL 20, 2000
================================================================================

    1  EXECUTIVE SUMMARY

    2  REDWOOD OVERVIEW

    3  INDUSTRY OVERVIEW

    4  VALUATION OVERVIEW

    5  APPENDICES

       A   Management Projections

       B   Comparable Companies Analysis

       C   Precedent Transactions Analysis

       D   Leveraged Buyout Analysis

       E   Minority Buyout Transactions Analysis

                                                                               3
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                                                PROJECT REDWOOD | APRIL 20, 2000

 1   EXECUTIVE SUMMARY

                                                PROJECT REDWOOD | APRIL 20, 2000

EXECUTIVE SUMMARY
================================================================================
Introduction

     On December 8, 1999, the Company received a proposal from the Heico Companies, LLC for the acquisition by Heico, Heico Holding, Inc. and Michael E. Heisley, Sr. (collectively, "Heico" or the "Acquiror") of all of the Company's outstanding common stock not owned by Heico for $10 per share.

     On December 9, 1999 and December 10, 1999, class action lawsuits were filed in Delaware and California courts alleging breach of fiduciary duties on the part of the directors of Redwood in connection with the Heico proposal.

     On December 22, 1999, the Company announced that the special committee formed for the purpose of evaluating and responding to an acquisition proposal received from Heico selected CIBC as its financial advisor and Winthrop, Stimson, Putnam & Roberts as its legal counsel.

     On March 7, 2000, Heico revised its offer to $11 per share in cash.

     On April 20, 2000, Heico revised its offer to $11.50 per share in cash.

     Heico has indicated that it would not consider selling its position to another party should an alternative proposal arise. In its role as financial advisor to the special committee, CIBC has evaluated the fairness, from a financial point of view, of the consideration to be paid to the holders of the Company's common stock (other than the Acquiror and affiliates). As part of the due diligence process, CIBC has, among other things:

          Met with management of the Company to discuss the business, financial performance and current projections for the Company

          Visited selected facilities of the Company and conducted plant tours

          Performed such analyses and investigations and reviewed such other information as CIBC deemed appropriate

          Held discussions with the Company's accountants regarding, among other things, the Company's financial accounting and other work with the Company

                                                PROJECT REDWOOD | APRIL 20, 2000

EXECUTIVE SUMMARY
================================================================================
Redwood Current Situation

    Company Financial Overview

          Over the past 5 years, Redwood has achieved an average revenue growth of approximately 2.4% while consistently improving profitability margins

          Revenues have grown from $265 million in 1995 to $286 million for
          1999

          During the same period, operating margins have risen from approximately 6.0% in 1995 to 12.3% in 1999

          The Company maintains a strong cash position. As of 3/31/00, the Company had approximately $63.1 million of cash on its books with $8.9 million of debt

    Market Performance

          Redwood's stock price has significantly underperformed the overall markets as measured by the Dow Jones Industrial Average ("DJIA") and the S&P 500 Index ("S&P 500")

          As measured from the closing stock price of $7.875 on 12/7/99 (1 trading day prior to public announcement of the Heico proposal), Redwood's stock price returned 0.0% and -1.6% over a 1 year and 3 year period, respectively

          During the 1 year period from 12/7/98 to 12/7/99, the DJIA and the S&P 500 returned 22.5% and 18.7%, respectively, compared to a return of 0.0% for the stock price of Redwood

          During the 3 year period from 12/6/96 to 12/7/99, the DJIA and the S&P 500 returned 74.0% and 90.5%, respectively, compared to a return of - 1.6% for the stock price of Redwood

          During the 1 year period from 12/7/98 to 12/7/99 and 3 year period from 12/6/96 to 12/7/99, an index of comparable companies returned - 20.9% and -4.2%, respectively

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                                                PROJECT REDWOOD | APRIL 20, 2000

EXECUTIVE SUMMARY
================================================================================
Redwood Current Situation

    Factors Affecting Valuation

             Heico majority ownership overhang (approximately 69.5%)

             Small market capitalization ($127 million at unaffected stock price of $7.875)

             No Wall Street research coverage

             Limited public float (approximately 4.6 million shares available)

             Limited trading liquidity (average of 6,100 shares traded daily over past year prior to proposal announcement)

             Perceived legacy issues involving environmental claims and divested businesses

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                                                PROJECT REDWOOD | APRIL 20, 2000

 2   REDWOOD OVERVIEW

                                                                               8
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                                                PROJECT REDWOOD | APRIL 20, 2000

REDWOOD OVERVIEW
================================================================================
Business Overview

         Redwood was formed on November 8, 1990 by the merger of Red and Cedar; today the operations of the Company consist solely of the Metal Buildings Group

         The Metal Buildings Group consists of three custom engineered metal building operations: Cedar Building Systems, Sandal Building Systems, and Red Building Systems (Canada)

         The Company's metal building systems are currently manufactured at five U.S. plants with one located in each of California, Mississippi and North Carolina and two in Iowa (a Tennessee plant is currently in production). The Company has one plant outside of the U.S. located in Ontario, Canada

Redwood Sales by Operations                         Redwood Sales by Region

                             [CHART APPEARS HERE]

                             [PLOT POINTS TO COME]

9
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                                                PROJECT REDWOOD | APRIL 20, 2000

REDWOOD OVERVIEW
================================================================================
Financial Review/(1)/
(Figures in Thousands)


                             [GRAPHS APPEAR HERE]


                             [PLOT POINTS TO COME]

(1) 1996 net income normalized for tax credits

                                                                              10
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                                                PROJECT REDWOOD | APRIL 20, 2000

REDWOOD OVERVIEW
================================================================================
Financial Forecast/(1)/
(Figures in Millions)


                                   Management Case                                 Downside Case
                  ------------------------------------------------     ------------------------------------------------
                    1999      2000      2001      2002      2003         1999      2000      2001      2002      2003
                  --------  --------  --------   -------   -------     --------  --------  --------   -------   -------
Revenues            $285.8    $343.4    $356.9    $369.5    $383.4       $285.8    $343.4    $291.9    $291.9    $343.4
 Growth                 --      20.2%      3.9%      3.5%      3.8%          --      20.2%    -15.0%      0.0%     17.6%


EBITDA                40.5      42.0      47.3      48.9      50.8         40.5      42.0      28.6      29.2      42.0
Margin               14.2%     12.2%     13.2%     13.2%     13.2%        14.2%     12.2%      9.8%     10.0%     12.2%


EBIT                  35.1      35.5      39.3      40.4      41.7         35.1      35.5      20.8      21.0      33.4
 Margin               12.3%     10.3%     11.0%     10.9%     10.9%        12.3%     10.3%      7.1%      7.2%      9.7%


Net Income            22.8      22.2      25.3      26.5      27.9         22.8      22.2      13.7      14.0      22.0
 Margin                8.0%      6.5%      7.1%      7.2%      7.3%         8.0%      6.5%      4.7%      4.8%      6.4%

                                 Recession Case
                  -----------------------------------------------
                    1999      2000      2001      2002      2003
                  --------  --------  --------   -------   ------
Revenues            $285.8   $343.4   $280.6     $280.6    $343.4
 Growth                 --     20.2%   -18.3%       0.0%     22.4%


EBITDA                40.5     42.0      6.4        6.8      42.0
 Margin               14.2%    12.2%     2.3%       2.4%     12.2%


EBIT                  35.1     35.5     (1.4)      (1.4)     33.4
 Margin               12.3%    10.3%    -0.5%      -0.5%      9.7%

                      22.8     22.2      0.0        0.0      22.0
Net Income             8.0%     6.5%     0.0%       0.0%      6.4%
 Margin

(1) Source: Management estimatES

                             [GRAPHS APPEARS HERE]

                             [PLOT POINTS TO COME]

                                                                              11
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                                                PROJECT REDWOOD | APRIL 20, 2000

REDWOOD OVERVIEW
================================================================================

Price Volume Graph - 4/16/99-4/19/00

                             [GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]

(A)  4/19/99:   Redwood announced 1/st/ quarter profit rise ($0.23 1Q99 vs.
                $0.22 1Q98).
(B)  7/16/99:   Redwood announced 2/nd/ quarter results ($0.34 2Q99 vs. $0.41
                2Q98).
(C)  10/15/99:  Redwood announced 3/rd/ quarter results ($0.42 3Q99 vs. $0.39
                3Q98).
(D)  12/8/99:   Redwood announced it received a proposal from Heico for $10 per share.
(E)  12/22/99:  Redwood's Special Committee announced selection of advisors and announced 2 class action lawsuits against the proposed
                transaction.
(F)  2/7/00:    Redwood announced 4/th/ quarter results ($0.42 4Q99 vs. $0.39
                4Q98).
(G)  3/28/00:   Redwood acquisition proposal under discussion.

                                                                              12
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                                              PROJECT REDWOOD  |  APRIL 20, 2000

REDWOOD OVERVIEW
================================================================================
Price Volume Graph - 4/16/99-4/19/00

                             [Graph appears here]

                             [Plot Points to come]



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                                                PROJECT REDWOOD | APRIL 20, 2000

REDWOOD OVERVIEW
================================================================================
Relative Price Performance - 4/16/99-4/19/00

                             [Graph appears here]

                             [Plot Points to come]

Building Products Composite consists of NCS, BBR, JM, OWC, USG, DSD, KVCO, CGM, SIDE, MBSI Comparable Companies Composite consists of NCS and BBR



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                                                PROJECT REDWOOD | APRIL 20, 2000

REDWOOD OVERVIEW
================================================================================
Relative Price Performance - 4/18/97-4/19/00

                             [Graph appears here]

                             [Plot Points to come]

Building Products Composite consists of NCS, BBR, JM, OWC, USG, DSD, KVCO, CGM, SIDE, MBSI Comparable Companies Composite consists of NCS and BBR



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                                                PROJECT REDWOOD | APRIL 20, 2000

REDWOOD OVERVIEW
================================================================================
Volume Traded at Various Prices - 4/16/99-4/19/00

                             [Graph appears here]

                             [Plot Points to come]

Note: 2.0 mm cumulative shares were traded during the LTM period, representing 12% of the 16 mm shares outstanding and 43% of Redwood's public float


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                                                PROJECT REDWOOD | APRIL 20, 2000

REDWOOD OVERVIEW
================================================================================
Volume Traded at Various Prices - 4/17/98-4/19/00

                             [Graph appears here]

                             [Plot Points to come]

Note: 3.2 mm cumulative shares were traded during the last two year period, representing 20% of the 16 mm shares outstanding and 70% of Redwood's public float


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                                                PROJECT REDWOOD | APRIL 20, 2000

REDWOOD OVERVIEW
==============================================================================
Ownership Profile

Source: CDA dated 12/31/99, Proxy dated 4/26/99.

          Institutional Holders
                                                                Cumulative
Institutional Holders              Shares           Percent       Percent
-----------------------------   -------------     ----------   -------------
FIDELITY MGMT & RESEARCH CO        1,017,600        6.3%            6.3%
 .............................................................................
INGALLS & SNYDER LLC                 392,154        2.4%            8.8%
DIMENSIONAL FD ADVISORS, INC.        336,576        2.1%           10.8%
INVERNESS COUNSEL, INC.              250,000        1.6%           12.4%
BARCLAYS BANK PLC                    198,966        1.2%           13.6%
WELLS FARGO & (NORWEST CORP)         188,707        1.2%           14.8%
PARADIGM CAPITAL MANAGEMENT          171,700        1.1%           15.9%
BRANDYWINE ASSET MGMT, INC.           70,600        0.4%           16.3%
TOWNELEY CAPITAL MANAGEMENT           52,800        0.3%           16.6%
NORTHERN TRUST COMPANY OF CT          35,800        0.2%           16.9%
CONNING ASSET MANAGEMENT CO           33,100        0.2%           17.1%
MELLON PRIVATE ASSET MGMT             24,651        0.2%           17.2%
NORTHERN TRUST COMPANY                22,950        0.1%           17.4%
SCUDDER KEMPER INVTS, INC.            21,400        0.1%           17.5%
WACHOVIA ASSET MANAGEMENT             19,671        0.1%           17.6%
Other Institutional                   11,202        0.1%           17.7%
-----------------------------   ------------      ----------   -------------
Total Institutional Ownership      2,847,877       17.7%           17.7%

                              Insider Ownership

                                                               Cumulative
Insiders                           Shares          Percent       Percent
-----------------------------   -------------     ----------   -------------
Michael Heisley (1)               10,542,071         65.5%          65.5%
Andrew & Gregg Sage                  250,112          1.6%          67.0%
E.A. Roskovensky                     140,000          0.9%          67.9%
Ronald Stevens                        15,000          0.1%          68.0%
Stanley Berman                         1,127          0.0%          68.0%
Stanley Meadows                          964          0.0%          68.0%
Michael Heisley, Jr.                     516          0.0%          68.0%
-----------------------------   -------------     ----------   -------------
Total Insiders                    10,949,790         68.0%          68.0%


                             Distribution Summary

                                                        Shares      Percent
                                                     -----------   ---------
Institutional Holders (Excl. 5% Holders)               1.830,277      11.5%
5% Institutional Holders                               1,017,600       6.3%
Insider Ownership                                     10,949,790      68.0%
Retail                                                 2,298,883      14.3%
-----------------------------------                  -----------   ---------
Total Shares Outstanding                              16,096,550     100.0%

(1) Michael Heisley shares, as stated in press release dated 12/8/99, is 11,156,363.

                           [Pie Chart appears here]

                             [Plot Points to come]


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                                                PROJECT REDWOOD | APRIL 20, 2000


 3       INDUSTRY OVERVIEW


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                                                PROJECT REDWOOD | APRIL 20, 2000

INDUSTRY OVERVIEW
==============================================================================
Industry Review

          The Prefabricated Metal Buildings Industry is composed of firms that fabricate the components of complete low-rise nonresidential building systems such as office buildings, retail stores, fast-food restaurants, warehouses, recreational facilities, manufacturing facilities, schools, churches, storage buildings, and agricultural buildings

          The Metal Buildings Industry is dominated by a few key players

               Factors driving demand include:

               Faster construction speed

               Lower, more stable material costs

               Lower construction costs

               Improved aesthetics

               Ease of expansion and flexibility of design


          Industry demand for Metal Building Systems is cyclical and highly sensitive to overall economic conditions, dependent to a large degree upon the level of non-residential construction activity, the availability of financing for construction projects, interest rates and other factors that affect the construction industry

          According to the Metal Building Manufacturers Association ("MBMA"), demand in the industry has risen from $2.3 billion in 1996 to $2.5 billion in 1997 and $2.7 billion in 1998

  Source: OneSource Information Services; MBMA; First Call Estimates


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                                                PROJECT REDWOOD | APRIL 20, 2000

INDUSTRY OVERVIEW
=============================================================================
Industry Overview

         The five largest Metal Buildings manufacturers accounted for approximately 69% of the industry in 1996, 68% in 1997 and 63% in 1998

         The non-residential market for metal buildings consisted of three distinct markets according to industry sales: Manufacturing, Commercial, and Institutional/Others Buildings

                           [Pie Chart appears here]

                             [Plot Points to come]

Source: OneSource Information Services; MBMA; First Call Estimates


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                                                PROJECT REDWOOD | APRIL 20, 2000

INDUSTRY OVERVIEW
==============================================================================
Industry Overview

         Presently, metal building systems dominate the one and two story nonresidential building market, typically 150,000 square feet or less in size, with nearly 70% market penetration

         The Metal Building Industry has also been capturing a larger share of the total construction market since 1990

         Metal building construction (metal systems represent 15-20% on average of a construction project cost) has increased its share of the construction market from 4.0% in 1990 to 5.6% in 1998

           Metal Building Construction as a % of Adjusted Value of
                          Construction (1) 1990-1998

                             [Graph appears here]

                             [Plot Points to come]

Source: OneSource Information Services; MBMA; First Call Estimates; Department of Commerce (1) Adjusted value of construction data includes nonresidential buildings, farm nonresidential and public construction - (buildings) as defined by the Department of Commerce.


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                                                PROJECT REDWOOD | APRIL 20, 2000

INDUSTRY OVERVIEW
==============================================================================
Relative Price Performance - 4/18/90-4/19/00

                             [Graph appears here]

                             [Plot Points to come]

Building Products Composite consists of NCS, BBR, JM, OWC, USG, DSD, KVCO, CGM, SIDE, MBSI Comparable Companies Composite consists of NCS and BBR


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                                                                              23
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                                                PROJECT REDWOOD | APRIL 20, 2000

INDUSTRY OVERVIEW
==============================================================================
Industry Outlook

         A 2-3% annual average growth in product shipments is anticipated through 2003

         Growth should be driven by better penetrating primary markets and new areas such as the institutional/others market, which includes: schools, prisons and churches

         Demand should be less cyclical than in the past as the industry has become less reliant on the industrial sector

         Exports offer prospects for growth

            Exports represent only about 5% of domestic output

                             [Graphs appear here]

                             [Plot Points to come]

Source: OneSource Information Services; MBMA; First Call Estimates


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                                                PROJECT REDWOOD | APRIL 20, 2000

 4       VALUATION OVERVIEW


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                                                PROJECT REDWOOD | APRIL 20, 2000

CIBC World Markets reviewed various market indicators and employed the following methodologies


VALUATION OVERVIEW
================================================================================
Description of Methodologies

  Methodology                        Advantages                      Limitations
Publicly Traded          Reflects current, market-based      .  Financial information available for the companies is generally
Companies Analysis       valuation information                  limited to historical data and 1-2 years EPS forecasts - no long-
                                                                term projections

                                                             .  Current market multiples may be market driven and may not be representative of long-term growth prospects

                                                             .  Does not take into account control premium
------------------------------------------------------------------------------------------------------------------------------------
Precedent                Reflects direct evidence of value   .  Similar constraints as publicly traded companies analysis
Transactions Analysis    in an acquisition context -
                         including any `control premium'     .  Precedent multiples depend on market conditions at the time of the transaction
------------------------------------------------------------------------------------------------------------------------------------
Discounted Cash          Reflects expected future cash flow  .  Financial information is necessarily based on the judgement of
Flow Analysis            of the business - directly related     management preparing projections
                         to the business being valued
                                                             .  Does not include any "synergies" available to an acquiror
------------------------------------------------------------------------------------------------------------------------------------
Leveraged Buyout         Reflects what a financial buyer     .  Stand-alone LBO does not include synergies and may to
Analysis                 can afford to pay for a company        underestimate strategic sale value
                         subject financing limitations and
                         required rates of return on         .  Value obtained is sensitive to projections and operating
                         investment                             assumptions
------------------------------------------------------------------------------------------------------------------------------------
Premiums Paid in         Reflects premiums paid in minority  .  May be impacted by liquidity of stock
Minority Buyout          buyout transactions
Transactions Analysis                                        .  Typically does not involve change of control premium

------------------------------------------------------------------------------------------------------------------------------------

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                                                PROJECT REDWOOD | APRIL 20, 2000

VALUATION OVERVIEW
================================================================================
Valuation Summary
(Figures in Dollars per Share)


                             [GRAPH APPEARS HERE]

                           [PLOT POINTS APPEAR HERE]

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                                                 PROJECT REDWOOD | APRIL 20,2000

VALUATION OVERVIEW
================================================================================
Valuation Summary
(Figures in Millions, Except per Share Data)

                                                                              -------------------------------------------------
                                                                              Average Net Debt                            $44.2
                                                                              Fully Diluted Shares Outstanding             16.1
                                                                              -------------------------------------------------
I. Comparable Company Analysis
--------------------------------------------------------------------------------------------------------------------------------

                        Financial       Multiple Range          Enterprise Value       Equity Value          Per Share Amount
                                     ----------------------  ---------------------- --------------------   ---------------------
                        Statistic       Low         High       Low          High     Low         High        Low         High
                       ------------  ----------   ---------  ---------     -------- --------    --------   ---------    --------
LTM Revenues               $294.5         0.20x       0.83x     $ 57.8       $245.5   $101.9      $289.6      $ 6.33      $17.99
LTM EBITDA                   41.2          3.5         5.6       142.4        230.9    186.6       275.1       11.59       17.09
LTM EBIT                     36.7          5.4         7.1       196.8        259.2    240.9       303.4       14.97       18.85

2000E E.P.S. (1)           $ 1.38          6.6         6.6          --           --       --          --        9.07        9.14
                                                                                       -----------------------------------------
                                                                                       Reference Range        $10.50      $15.75
                                                                                       -----------------------------------------

II. Precedent Transaction Analysis
--------------------------------------------------------------------------------------------------------------------------------

                        Financial       Multiple Range          Enterprise Value       Equity Value          Per Share Amount
                                     ----------------------  ---------------------- --------------------   ---------------------
                        Statistic       Low         High       Low          High     Low         High        Low         High
                       ------------  ----------   ---------  ---------     -------- --------    --------   ---------    --------


LTM Revenues               $294.5         0.58x       0.71x     $ 170.8      $209.1   $215.0      $253.3      $13.36      $15.74
LTM EBITDA                   41.2          4.7         6.0        193.7       247.3    237.9       291.4       14.78       18.11
LTM EBIT                     36.7          5.0         7.5        183.4       275.1    227.6       319.3       14.14       19.84

LTM E.P.S.(2)              $ 1.45          8.9        11.4           --          --       --          --       12.96       16.60

                                                                                       -----------------------------------------
                                                                                       Reference Range        $13.75      $17.50
                                                                                       -----------------------------------------

__________________________________
(1) Based on management estimates.
(2) Excludes approximately $1.2 million of one time non-recurring expenses.
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                                                PROJECT REDWOOD | APRIL 20, 2000

VALUATION OVERVIEW
===============================================================================
Valuation Summary
(Figures in Millions, Except per Share Data)

III. Discounted Cash Flow Analysis/(1)/
------------------------------------------------------------------------------------------------------------------------------------
                                                       Discount Rate   EBITDA Exit Multiple    Equity Value       Per Share Amount
                                                      ---------------  --------------------  ----------------     ------------------
                                                       Low       High    Low         High      Low         High     Low        High
                                                      -----      ----  -------      ------   -------     -------   ------     ------
Based upon Management Case 2000-2003 projections        12%       15%     3.5x        4.5x    $215.2      $263.9   $13.37     $16.40

                                                                                           -----------------------------------------
                                                                                           Reference Range         $13.50     $16.50
                                                                                           -----------------------------------------

                                                       Discount Rate   EBITDA Exit Multiple    Equity Value       Per Share Amount
                                                      ---------------  --------------------  ----------------     ------------------
                                                       Low       High    Low         High      Low         High     Low        High
                                                      -----      ----  -------      ------   -------     -------   ------     ------
Based upon Downside Case 2000-2003 projections          12%       15%     3.5x        4.5x    $184.4      $224.3   $11.45     $13.93

                                                                                           -----------------------------------------
                                                                                           Reference Range         $11.50     $14.00
                                                                                           -----------------------------------------

                                                       Discount Rate   EBITDA Exit Multiple    Equity Value       Per Share Amount
                                                      ---------------  --------------------  ----------------     ------------------
                                                       Low       High    Low         High      Low         High     Low        High
                                                      -----      ----  -------      ------   -------     -------   ------     ------
Based upon Recession Case 2000-2003 projections         12%       15%     3.5x        4.5x    $165.1      $203.7   $10.26     $12.65

                                                                                           -----------------------------------------
                                                                                           Reference Range         $10.25     $12.75
                                                                                           -----------------------------------------

IV. Leveraged Buyout Analysis/(1)/
------------------------------------------------------------------------------------------------------------------------------------

                                                       Discount Rate   EBITDA Exit Multiple    Equity Value       Per Share Amount
                                                      ---------------  --------------------  ----------------     ------------------
                                                       Low       High    Low         High      Low         High     Low        High
                                                      -----      ----  -------      ------   -------     -------   ------     ------
Based upon Management Case 2000-2003 projections       3.5x      4.5x    30.0%       40.0%    $182.7      $215.4   $11.35     $13.38

                                                                                           -----------------------------------------
                                                                                           Reference Range         $11.25     $13.50
                                                                                           -----------------------------------------

                                                       Discount Rate   EBITDA Exit Multiple    Equity Value       Per Share Amount
                                                      ---------------  --------------------  ----------------     ------------------
                                                       Low       High    Low         High      Low         High     Low        High
                                                      -----      ----  -------      ------   -------     -------   ------     ------
Based upon Downside Case 2000-2003 projections         3.5x      4.5x    30.0%       40.0%    $169.4      $192.8   $10.53     $11.98

                                                                                           -----------------------------------------
                                                                                           Reference Range         $10.25     $11.75
                                                                                           -----------------------------------------

__________________________________
(1) Based on management estimates.

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                                                                              29

                                                PROJECT REDWOOD | APRIL 20, 2000

VALUATION OVERVIEW
================================================================================

Valuation Summary
(Figures in Millions, Except per Share Data)

V. Premiums Paid in Minority Buyout Transactions
------------------------------------------------------------------------------------------------------------------------------------

                                       Price Prior to     Average Premium (1 Day, 1 Week, 4 Weeks)            Per Share Amount
                                                          ----------------------------------------     -----------------------------
                                        Announcement          25th %      50th %         75th %            Low             High
                                        ------------      ------------  ----------  --------------     ------------   --------------
Premiums Prior to Announcement Date            $7.88             15.7%       24.9%          39.0%            $9.11           $10.95

                                                                                 ---------------------------------------------------
                                                                                 Reference Range             $9.00           $11.00
                                                                                 ---------------------------------------------------


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                                                                              30

                                                PROJECT REDWOOD | APRIL 20, 2000

VALUATION OVERVIEW
================================================================================
Comparable Companies Analysis
(Figures in Millions, Except per Share Data)

                                                                             Market
                                  Ticker       Current       Shares         Value of                        Total
                                  Symbol/    Share Price   Outstanding       Common          Total        Enterprise
      Company Name               Exchange      4/19/00        (MM)           Stock       Net Debt (2)       Value
-----------------------------   ----------  ------------- -------------  ------------   --------------   ------------
Pre-Engineered Metal Buildings
NCI Building Systems, Inc.          NCS         $19.00          18.6         $353.3          $442.0          $795.3
Butler Manufacturing Company        BBR          23.25           6.9          160.3            33.7           194.0

---------------------------------------------------------------------------------------------------------------------
Redwood (1)                                     $11.50          16.1         $185.1          ($44.2)         $141.0
---------------------------------------------------------------------------------------------------------------------

                                                      Enterprise Value to LTM      Price/Earnings
                                                   --------- ---------------   ----------------
      Company Name                                    Sales    EBITDA  EBIT     LTM      2000E
-----------------------------                      --------- ---------------   ----------------
Pre-Engineered Metal Buildings
NCI Building Systems, Inc.                             0.83x    5.6x   7.1x      7.3x     6.6x
Butler Manufacturing Company                           0.20x    3.5x   5.4x      7.2x     6.6x

-----------------------------------------------------------------------------------------------
Redwood (1)                                            0.48x    3.4x   3.9x      7.9x     8.3x
-----------------------------------------------------------------------------------------------

                              -------------------------------------------------------------------
                               High                    0.83x    5.6x      7.1x      7.3x     6.6x
                               Mean                    0.51x    4.5x      6.2x      7.2x     6.6x
                               Median                  0.51x    4.5x      6.2x      7.2x     6.6x
                               Low                     0.20x    3.5x      5.4x      7.2x     6.6x
                              -------------------------------------------------------------------

Legend:
 NM = Not Meaningful
 UA = Unavailable
(1) Caculations based upon $11.50 per share
(2) Average net debt of last four quarters used to adjust for seasonality of business.


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                                                                              31

                                              PROJECT REDWOOD  |  APRIL 20, 2000

VALUATION OVERVIEW
================================================================================
Precedent Transactions Analysis
(Figures in Thousands, Except per Share Data)

                                                               Date         Offer     Net       Firm       Offer
Target                              Acquiror                   Announced    Value     Debt (a)  Value(b)   Price(c)
--------------------------------    -----------------------    -------------------    -------   --------   --------
Miller Building Systems, Inc.       Modtech Inc. (Public)      9/23/99     $24,190    $8,027    $32,217    $7.15
(Public) (d)

American Building Co. (Public)      Onex Corp (Public)          4/8/99     183,800    70,543    254,343    36.00

Associated Building Systems         Jenisys (Division of      12/16/97      95,000         0     95,000       NA
(Private)                           Jannock)

Mesco Metal Building (Division of   NCI Building Systems Inc.   3/5/96      22,000    (1,423)    20,577       NA
Anderson)                           (Public)
-------------------------------------------------------------------------------------------------------------------
High
Median
Mean
Low
-------------------------------------------------------------------------------------------------------------------
Redwood (Public)                    Heico (Private)           12/8/99     $185,110  ($44,159)  $140,951   $11.50
-------------------------------------------------------------------------------------------------------------------

                                                               Offer Price / EPS    Firm Value (b) / LTM
                                                              -------------------  ----------------------
Target                                                        (c) LTM     FY + 1     Rev.   EBITDA  EBIT
----------------------------------------------                --------  ---------  ------   ------  -----
Miller Building Systems, Inc. (Public) (d)                        9.8 x   7.9 x     0.49x    5.3 x   6.7 x

American Building Co. (Public)                                   11.4    11.1       0.58     6.0     7.5

Associated Building Systems (Private)                              NM      NA       0.71      NA      NA

Mesco Metal Building (Division of                                 8.9      NM       0.64     4.7     5.0
Anderson)
---------------------------------------------------------------------------------------------------------
High                                                             11.4 x  11.1 x     0.7 x    6.0 x   7.5 x
Median                                                           10.2    11.1       0.6      5.4     6.3
Mean                                                             10.2    11.1       0.6      5.4     6.3
Low                                                              8.9     11.1       0.6      4.7     5.0
---------------------------------------------------------------------------------------------------------
Redwood (Public)                    Heico (Private)              7.9 x    8.3 x     0.48x    3.4 x   3.9x
---------------------------------------------------------------------------------------------------------

Note: EBITDA, EBIT and EPS adjusted for unusual and nonrecurring items.
LTM:  Latest Twelve Months.
NM:   Not Meaningful.  NA: Not Available.
(a) Net Debt equals straight debt, minority interest, straight preferred stock, all convertibles (if applicable), less investments in unconsolidated affiliates and cash.
(b)   Firm Value (FV) equals Offer Value for the Equity of the Target plus Net
      Debt.
(c)   If more than one class of shares exist, refers to price of Class A shares.
(d) Transaction was terminated on 10/18/99 and excluded as a transaction multiple.


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                                                                              32

                                     PROJECT REDWOOD            | APRIL 20, 2000


VALUATION OVERVIEW
=======================================================================================================
Discounted Cash Flow Analysis - Management Case
(Figures in Millions, Except per Share Data)

                                                        Projected Fiscal Year Ending December 31,
                                                        -----------------------------------------
                                                          2000         2001      2002      2003
                                                        -----------------------------------------
Revenue                                                 $  343.4  $  356.9  $  369.5  $  383.4
EBITDA                                                      42.0      47.3      48.9      50.8
Less: Depreciation                                          (5.7)     (7.1)     (7.8)     (8.2)
                                                        -----------------------------------------
EBITA                                                       36.3      40.1      41.2      42.6
Less: Taxes @ 38.50%                                       (14.0)    (15.5)    (15.9)    (16.4)
                                                        -----------------------------------------
Tax-effected EBITA                                          22.3      24.7      25.3      26.2

Plus: Depreciation                                           5.7       7.1       7.8       8.2
Less: Capital Expenditures                                 (10.0)    (10.0)     (8.0)     (6.0)
Less: Changes in Working Capital                             7.0      (0.1)      0.3       0.3
                                                       -----------------------------------------

Free Cash Flow (d)                                      $   18.8  $   21.8  $   25.4  $   28.6
                                                       =========================================

                                   A        +               B                  =                   C             +
                                  ---                     ----                                   ----

                              Discounted (a)      PV of Terminal Value as a
                               Cash Flows        Multiple of 2003 EBITDA (b)                 Firm Value
                                                 ---------------------------        ------------------------------
Discount Rate                  (2000-2003)        3.5x      4.0x      4.5x            3.5x       4.0x      4.5x
-------------                  -----------       ---------------------------        ------------------------------
     12.0%                        $  70.4      $  116.2  $  132.8  $  149.4         $  186.6  $  203.2  $  219.8
     13.0%                           68.8         112.4     128.4     144.5            181.2     197.3     213.3
     14.0%                           67.3         108.7     124.2     139.8            176.0     191.6     207.1
     15.0%                           65.9         105.2     120.2     135.3            171.1     186.1     201.1

                   -                   D          =                   E
                                     ----                           ----

                                    Average                  Total Equity Value                Equity Value per Share (c)
                                   Net Debt +            --------------------------            -------------------------
Discount Rate                     Preferred (e)          3.5x      4.0x        4.5x             3.5x      4.0x     4.5x
-------------                     ------------           --------------------------            -------------------------
      12%                              ($44.2)           $230.7    $247.3      $263.9          $14.33    $15.37   $16.40
      13%                              ($44.2)            225.4     241.4       257.5           14.00     15.00    16.00
      14%                              ($44.2)            220.2     235.7       251.3           13.68     14.65    15.61
      15%                              ($44.2)            215.2     230.3       245.3           13.37     14.31    15.24
                                                                                               -------------------------

_______________________________________________________________________________
(a) Present values calculated as of March 31, 2000.
(b) Discounted 3.75 years; based on FYE December 31, 2003 EBITDA multiple.
(c) Based on 16.1 million shares outstanding.
(d) Full year 2000 free cash flow adjusted to 75% to estimate valuation as of 3/31/00.
(e) Average net debt used to reflect seasonality of business.
Source: Management estimates

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
                                     PROJECT REDWOOD            | APRIL 20, 2000

VALUATION OVERVIEW
================================================================================
Discounted Cash Flow Analysis - Downside Case
(Figures in Millions, Except per Share Data)

                                       Projected Fiscal Year Ending December 31,
                                      ------------------------------------------
                                       2000         2001      2002      2003
                                      ------------------------------------------
Revenue                               $  343.4   $  291.9   $  291.9   $  343.4
EBITDA                                    42.0       28.6       29.2       42.0
Less: Depreciation                        (5.7)      (7.0)      (7.4)      (7.8)
                                      -----------------------------------------
EBITA                                     36.3       21.7       21.8       34.2
Less: Taxes @ 38.50%                     (14.0)      (8.3)      (8.4)     (13.2)
                                      -----------------------------------------
Tax-effected EBITA                        22.3       13.3       13.4       21.0

Plus: Depreciation                         5.7        7.0        7.4        7.8
Less: Capital Expenditures               (10.0)      (5.0)      (5.0)      (6.0)
Less: Changes in Working Capital           7.0        5.2        0.3       (4.2)
                                      -----------------------------------------
Free Cash Flow (d)                    $   18.8   $   20.4   $   16.1   $   18.7
                                      =========================================

                                          A            +                B                =                  C           +
                                      ----------             -------------------------         ------------------------
                                      Discounted (a)         PV of Terminal Value as a
                                      Cash Flows             Multiple of 2003 EBITDA (b)              Firm Value
                                                             --------------------------        ------------------------
Discount Rate                         (2000-2003)              3.5x      4.0x     4.5x         3.5x      4.0x    4.5x
-------------                         ----------             --------------------------        ------------------------
    12.0%                                $  56.4             $  96.2 $  109.9 $  123.7       $  152.6 $  166.4 $  180.1
    13.0%                                   55.3                93.0    106.3    119.6          148.3    161.6    174.9
    14.0%                                   54.2                90.0    102.9    115.7          144.2    157.0    169.9
    15.0%                                   53.1                87.1     99.5    112.0          140.2    152.6    165.1

                     -                    D            =                E
                                      ---------              --------------------------
                                       Average
                                      Net Debt +               Total Equity Value             Equity Value per Share (c)
                                                             --------------------------      --------------------------
Discount Rate                        Preferred (e)             3.5x      4.0x     4.5x         3.5x      4.0x    4.5x
-------------                        -------------           --------------------------      --------------------------
      12%                                ($ 44.2)            $ 196.8 $  210.5 $  224.3       $  12.23 $  13.08 $  13.93
      13%                                ($ 44.2)              192.5    205.8    219.1          11.96    12.78    13.61
      14%                                ($ 44.2)              188.3    201.2    214.1          11.70    12.50    13.30
      15%                                ($ 44.2)              184.4    196.8    209.2          11.45    12.23    13.00
                                                                                             --------------------------

____________________________
(a) Present values calculated as of March 31, 2000.
(b) Discounted 3.75 years; based on FYE December 31,
    2003 EBITDA multiple.
(c) Based on 16.1 million shares outstanding.
(d) Full year 2000 free cash flow adjusted to 75% to estimate valuation as of 3/31/00.
(e) Average net debt used to reflect seasonality of business.
Source: Management estimates

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                                                                              34

                                                PROJECT REDWOOD / APRIL 20, 2000

VALUATION OVERVIEW
================================================================================

Discounted Cash Flow Analysis - Recession Case
(Figures in Millions, Except per Share Data)


                                     Projected Fiscal Year Ending December 31,
                                     -----------------------------------------
                                      2000         2001      2002      2003
                                     -----------------------------------------

Revenue                              $  343.4   $ 280.6   $ 280.6   $ 343.4
EBITDA                                   42.0       6.4       6.8      42.0
Less: Depreciation                       (5.7)     (7.0)     (7.4)     (7.8)
                                     -----------------------------------------
EBITA                                    36.3      (0.6)     (0.6)     34.2
Less: Taxes @ 38.50%                    (14.0)      0.2       0.2     (13.2)
                                     -----------------------------------------
Tax-effected EBITA                       22.3      (0.4)     (0.4)     21.0

Plus: Depreciation                        5.7       7.0       7.4       7.8
Less: Capital Expenditures              (10.0)     (5.0)     (5.0)     (6.0)
Less: Changes in Working Capital          7.1       6.1       0.9      (5.7)
                                     -----------------------------------------
Free Cash Flow (d)                   $   18.8   $   7.7   $   3.0   $  17.1
                                     =========================================

                                   A           +                   B                =                   C              +
                               ----------             ----------------------------       ----------------------------
                               Discounted (a)         PV of Terminal Value as a
                               Cash Flows             Multiple of 2003 EBITDA (b)                      Firm
                                                      ----------------------------      -----------------------------
Discount Rate                  (2000-2003)            3.5x      4.0x        4.5x             3.5x      4.0x     4.5x
-------------                  -----------            ----------------------------      -----------------------------
       12.0%                       $  36.0            $  96.1  $ 109.8  $ 123.6          $  132.1  $ 145.8  $ 159.5
       13.0%                          35.3               93.0    106.2    119.5             128.2    141.5    154.8
       14.0%                          34.6               89.9    102.8    115.6             124.5    137.4    150.2
       15.0%                          33.9               87.0     99.5    111.9             121.0    133.4    145.9

                                     D         =                   E
                               -------------          ----------------------------
                                 Average
                                Net Debt +                 Total Equity Value             Equity Value per Share (c)
                                                      ----------------------------        --------------------------
Discount Rate                  Preferred (e)          3.5x      4.0x        4.5x             3.5x      4.0x     4.5x
-------------                  -------------          ----------------------------        --------------------------
       12%                           ($44.2)          $176.2    $190.0      $203.7          $10.95    $11.80  $12.65
       13%                           ($44.2)           172.4     185.7       198.9           10.71     11.53   12.36
       14%                           ($44.2)           168.7     181.5       194.4           10.48     11.28   12.08
       15%                           ($44.2)           165.1     177.6       190.0           10.26     11.03   11.80
                                                                                          --------------------------

_______________________________________________
(a) Present values calculated as of March 31, 2000.
(b) Discounted 3.75 years; based on FYE December 31, 2003 EBITDA multiple.
(c) Based on 16.1 million shares outstanding.
(d) Full year 2000 free cash flow adjusted to 75% to estimate valuation as of 3/31/00.
(e) Average net debt used to reflect seasonality of business.
Source: Management estimates

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                                                                              35

                                                PROJECT REDWOOD | APRIL 20, 2000



VALUATION OVERVIEW
================================================================================
LBO Returns Summary - Management Case
(Figures in Millions, Except per Share Data)


       Purchase Price @ $11.25                      Purchase Price @ $13.50

--------------------------------------------------------------------------------
      Sources and Uses of Funds                    Sources and Uses of Funds
--------------------------------------------------------------------------------

Sources                                     Sources
-------                                     -------
Cash on Hand                  $ 37.5        Cash on Hand                  $ 37.5
New Senior Bank                113.0        New Senior Bank                113.0
New Equity                      37.3        New Equity                      70.0
                              ------                                      ------
                              $187.9                                      $220.6

Uses                                        Uses
----                                        ----
Purchase Price                $182.7        Purchase Price                $215.4
Estimated Transaction Costs      5.2        Estimated Transaction Costs      5.2
                              ------                                      ------
                              $187.9                                      $220.6

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Credit Ratios                              Credit Ratios
--------------------------------------------------------------------------------

                                   LTM                                      LTM
                                   ----                                     ----
Net Debt/EBITDA                    2.5x     Net Debt/EBITDA                 2.5x
EBITDA/Total Interest Expense      3.3x     EBITDA/Total Interest Expense   3.3x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              IRR                                          IRR
--------------------------------------------------------------------------------

                2002     2003                              2002      2003
   3.5x         45%      40%                   3.5x        18%       20%
   4.0x         55%      46%                   4.0x        26%       25%
   4.5x         64%      51%                   4.5x        33%       30%

--------------------------------------------------------------------------------

                                                PROJECT REDWOOD | APRIL 20, 2000

VALUATION OVERVIEW
================================================================================
LBO Returns Summary - Downside Case
(Figures in Millions, Except per Share Data)


       Purchase Price @ $10.50                       Purchase Price @ $12.00

--------------------------------------------------------------------------------
      Sources and Uses of Funds                     Sources and Uses of Funds
--------------------------------------------------------------------------------

Sources                                 Sources
-------                                 -------
Cash on Hand                  $ 37.5    Cash on Hand                  $ 37.5
New Senior Bank                113.0    New Senior Bank                113.0
New Equity                      24.1    New Equity                      47.5
                              ------                                  ------
                              $174.6                                  $198.0

Uses                                    Uses
----                                    ----
Purchase Price                $169.4    Purchase Price                $192.8
Estimated Transaction Costs      5.2    Estimated Transaction Costs      5.2
                              ------                                  ------
                              $174.6                                  $198.0

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          Credit Ratios                           Credit Ratios
--------------------------------------------------------------------------------

                                LTM                                    LTM
                                ---                                    ---
Net Debt/EBITDA                 2.5x    Net Debt/EBITDA                2.5x
EBITDA/Total Interest Expense   3.3x    EBITDA/Total Interest Expense  3.3x

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               IRR                                        IRR
--------------------------------------------------------------------------------

                   2002       2003                            2002    2003
                 -------------------                        -----------------
     3.5x           13%        40%            3.5x             NM      18%
     4.0x           27%        47%            4.0x              2%     25%
     4.5x           38%        54%            4.5x             11%     30%

--------------------------------------------------------------------------------

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                                                                              37

                                                PROJECT REDWOOD | APRIL 20, 2000


VALUATION OVERVIEW
================================================================================

LBO Returns Summary - Recession Case
(Figures in Millions, Except per Share Data)


          Purchase Price @ $10.25               Purchase Price @ $11.75

     ------------------------------------  ------------------------------------
          Sources and Uses of Funds             Sources and Uses of Funds
     ------------------------------------  ------------------------------------

     Sources                               Sources
     ---------------                       ---------------
     Cash on Hand                $ 37.5    Cash on Hand                  $ 37.5
     New Senior Bank              113.0    New Senior Bank                113.0
     New Equity                    18.7    New Equity                      43.0
                              ---------                               ---------
                                 $169.3                                  $193.5

     Uses                                  Uses
     ---------------                       ---------------
     Purchase Price              $164.1    Purchase Price                $188.3
     Estimated Transaction                 Estimated Transaction
     Costs                          5.2    Costs                            5.2
                              ---------                               ---------
                                 $169.3                                  $193.5

     ------------------------------------  ------------------------------------

     ------------------------------------  ------------------------------------
                 Credit Ratios                         Credit Ratios
     ------------------------------------  ------------------------------------

                                 LTM                                   LTM
                             ------------                          ----------
     Net Debt/EBITDA             2.5x      Net Debt/EBITDA            2.5x
     EBITDA/Total Interest                 EBITDA/Total Interest
     Expense                     3.3x      Expense                    3.3x

     ------------------------------------  ------------------------------------

     ------------------------------------  ------------------------------------
                    IRR                                     IRR
     ------------------------------------  ------------------------------------

                    2002          2003                   2002        2003
        3.5x         NM           40%        3.5x         NM          16%
        4.0x         NM           50%        4.0x         NM          23%
        4.5x         NM           58%        4.5x         NM          30%
     ------------------------------------  ------------------------------------

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                                                                              38

                                                PROJECT REDWOOD | APRIL 20, 2000

VALUATION OVERVIEW
================================================================================
Minority Buyout Premiums Paid Analysis

          Parameters:

             Announced domestic minority buyout transactions for the period 12/17/97 - 3/29/99 Offer price premium measured as premium over share price of the target as of one day, one week, and four weeks prior to the announcement date

                                                   Premium Above Share Price Prior to Announcement
                                                 One Day       One Week      Four Weeks     Average
                             High                 185.7%         135.3%        107.4%        140.3%
                        75th Percentile            31.5%          42.9%         51.5%         39.0%
                        50th Percentile            20.6%          24.7%         30.9%         24.9%
                        25th Percentile             8.3%          13.7%         18.9%         15.7%
                             Low                  -11.1%          -5.1%        -31.1%         -6.9%
                                                 ------        -------       -------       -------
                           Average                 25.1%          29.6%         34.7%         29.6%

      Price Prior to                   Average Premium
      Annoucement                 (1 Day, 1 Week, 4 Weeks)              Per Share Amount
         12/7/99             25th %         50th %       75th %       Low             High
           $7.88              15.7%          24.9%        39.0%      $9.11           $10.95

Source: Securities Data Corporation


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                                                                              39

                                              PROJECT REDWOOD | APRIL 20, 2000

5 APPENDICES


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                                                                              40

                                                PROJECT REDWOOD | APRIL 20, 2000

A Management Projections


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

                                                PROJECT REDWOOD | APRIL 20, 2000

MANAGEMENT PROJECTIONS
================================================================================
Redwood Income Statement - Management Case
(Figures in Millions, Except per Share Data)

                                                  Historical Fiscal Years
                                                   Ended December 31,                      Projected Fiscal Year Ending December 31,
                                               -----------------------------  -------      -----------------------------------------
                                                 1997       1998       1999     LTM          2000        2001       2002      2003
                                               -------    -------    -------  -------      --------     -------    -------   -------
Revenue                                        $288.2     $294.8     $285.8   $294.5        $343.4      $356.9     $369.5    $383.4
Cost of Goods Sold (1)                         (229.6)    (230.8)    (219.7)  (226.9)       (273.4)     (280.8)    (290.6)   (301.6)
                                               ------     ------     ---------------       ----------------------------------------
  Gross Profit                                   58.5       64.0       66.1     67.7          70.0        76.2       78.9      81.8

Selling, General and Administrative (2)         (23.2)     (23.8)     (25.6)   (26.5)        (28.0)      (28.9)     (29.9)    (31.1)
Other Expenses                                    0.0        0.0        0.0      0.0           0.0         0.0        0.0       0.0
                                               ------     ------     ---------------       ----------------------------------------
  EBITDA                                         35.3       40.2       40.5     41.2          42.0        47.3       48.9      50.8

Depreciation Expense                             (3.7)      (4.2)      (4.6)    (4.6)         (5.7)       (7.1)      (7.8)     (8.2)
Amortization of Goodwill                         (0.9)      (0.8)      (0.9)     0.0          (0.8)       (0.8)      (0.8)     (0.8)
                                               ------     ------     ---------------       ----------------------------------------
  EBIT                                           30.7       35.2       35.1     36.7          35.5        39.3       40.4      41.7

Non-Recurring Transaction Cost                                                                 0.0         0.0        0.0       0.0

Net Interest Expense                                                                           1.0         1.8        2.7       3.7

EBT                                                                                           36.5        41.1       43.1      45.4
                                                                                           ----------------------------------------
Taxes                                                                                        (14.3)      (15.8)     (16.6)    (17.5)
                                                                                           ----------------------------------------
Net Income                                                                                  $ 22.2      $ 25.3     $ 26.5    $ 27.9
                                                                                           ========================================

Preferred Dividends                                                                         $  0.0      $  0.0     $  0.0    $  0.0

(1) Excludes depreciation expense.
(2) Excludes amortization expense.
Source: Management estimates

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                                                PROJECT REDWOOD | APRIL 20, 2000

MANAGEMENT PROJECTIONS
================================================================================
Redwood Income Statement - Downside Case
(Figures in Millions, Except per Share Data)

                                                      Historical Fiscal Years
                                                      Ended December 31,                   Projected Fiscal Year Ending December 31,
                                                 ------------------------------  -------   -----------------------------------------
                                                   1997       1998        1999     LTM        2000       2001      2002      2003
                                                 -------    -------     -------  -------   -----------------------------------------
Revenue                                          $288.2     $294.8      $285.8   $294.5      $343.4     $291.9    $291.9     $343.4
Cost of Goods Sold (1)                           (229.6)    (230.8)     (219.7)  (226.9)     (273.4)    (239.4)   (239.4)    (273.4)
                                                 ------     ------     ----------------      --------------------------------------
  Gross Profit                                     58.5       64.0        66.1     67.7        70.0       52.5      52.5       70.0

Selling, General and Administrative (2)           (23.2)     (23.8)      (25.6)   (26.5)      (28.0)     (23.9)    (23.4)     (28.0)
Other Expenses                                      0.0        0.0         0.0      0.0         0.0        0.0       0.0        0.0
                                                 ------     ------     ----------------      --------------------------------------
  EBITDA                                           35.3       40.2        40.5     41.2        42.0       28.6      29.2       42.0

Depreciation Expense                               (3.7)      (4.2)       (4.6)    (4.6)       (5.7)      (7.0)     (7.4)      (7.8)
Amortization of Goodwill                           (0.9)      (0.8)       (0.9)     0.0        (0.8)      (0.8)     (0.8)      (0.8)
                                                 ------     ------     ----------------      --------------------------------------
  EBIT                                             30.7       35.2        35.1     36.7        35.5       20.8      21.0       33.4

Non-Recurring Transaction Cost                                                                  0.0        0.0       0.0        0.0

Net Interest Expense                                                                            1.0        1.4       1.7        2.4

EBT                                                                                            36.6       22.2      22.7       35.8
                                                                                             --------------------------------------
Taxes                                                                                         (14.3)      (8.6)     (8.7)     (13.8)
                                                                                             --------------------------------------
Net Income                                                                                   $ 22.2     $ 13.7    $ 14.0     $ 22.0
                                                                                             ======================================

Preferred Dividends                                                                          $  0.0     $  0.0    $  0.0     $  0.0

(1) Excludes depreciation expense.
(2) Excludes amortization expense.
Source: Management estimates

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                                                PROJECT REDWOOD | APRIL 20, 2000

MANAGEMENT PROJECTIONS
================================================================================
Redwood Income Statement - Recession Case
(Figures in Millions, Except per Share Data)

                                                    Historical Fiscal Years
                                                     Ended December 31,                   Projected Fiscal Year Ending December 31,
                                                ------------------------------  -------   -----------------------------------------
                                                  1997         1998      1999     LTM       2000          2001     2002      2003
                                                -------      -------   -------  -------   -----------------------------------------
Revenue                                         $288.2       $294.8    $285.8   $294.5     $343.4        $280.6   $280.6    $343.4
Cost of Goods Sold (1)                          (229.6)      (230.8)   (219.7)  (226.9)    (273.4)       (250.2)  (249.8)   (273.4)
                                                ------       ------    ---------------     ---------------------------------------
  Gross Profit                                    58.5         64.0      66.1     67.7       70.0          30.3     30.8      70.0

Selling, General and Administrative (2)          (23.2)       (23.8)    (25.6)   (26.5)     (28.0)        (24.0)   (24.0)    (28.0)
Other Expenses                                     0.0          0.0       0.0      0.0        0.0           0.0      0.0       0.0
                                                ------       ------    ---------------     ---------------------------------------
  EBITDA                                          35.3         40.2      40.5     41.2       42.0           6.4      6.8      42.0

Depreciation Expense                              (3.7)        (4.2)     (4.6)    (4.6)      (5.7)         (7.0)    (7.4)     (7.8)
Amortization of Goodwill                          (0.9)        (0.8)     (0.9)     0.0       (0.8)         (0.8)    (0.8)     (0.8)
                                                ------       ------    ---------------     ---------------------------------------
  EBIT                                            30.7         35.2      35.1     36.7       35.5          (1.4)    (1.4)     33.4

Non-Recurring Transaction Cost                                                                0.0           0.0      0.0       0.0

Net Interest Expense                                                                          1.0           1.4      1.4       2.4

EBT                                                                                          36.5           0.0      0.0      35.8
                                                                                           ---------------------------------------
Taxes                                                                                       (14.3)         (0.0)    (0.0)    (13.8)
                                                                                           ---------------------------------------
Net Income                                                                                 $ 22.2        $  0.0   $  0.0    $ 22.0
                                                                                           =======================================

Preferred Dividends                                                                        $  0.0        $  0.0   $  0.0    $  0.0

(1) Excludes depreciation expense.
(2) Excludes amortization expense.
Source: Management estimates

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                                                PROJECT REDWOOD | APRIL 20, 2000

B Comparable Companies Analysis

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                                                PROJECT REDWOOD | APRIL 20, 2000

COMPARABLE COMPANIES ANALYSIS
================================================================================

Comparable Companies Overview

  Company                             Description
  Pre-Engineered Metal Buildings
--------------------------------------------------------------------------------
  Butler Manufacturing Company        Markets, designs and produces systems and
                                      components for nonresidential structures.
--------------------------------------------------------------------------------
  NCI Building Systems, Inc.          Manufactures and markets metal building
                                      and framing systems, self-storage
                                      buildings and other building components.
--------------------------------------------------------------------------------

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

COMPARABLE COMPANIES ANALYSIS
================================================================================

Comparable Companies Overview /(1)/


          LTm Price Earnings                     Firm Value/LTM Revenue

          Firm Value/LTM EBITDA                  Firm Value/LTM EBIT

(1) Redwood figures based on per share price of $11.50

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                                              PROJECT REDWOOD  |  APRIL 20, 2000

COMPARABLE COMPANIES ANALYSIS
================================================================================
Comparable Companies Overview

                             [Graphs appears here]

                             [Plot Points to come]

                                                PROJECT REDWOOD | APRIL 20, 2000

COMPARABLE COMPANIES ANALYSIS
================================================================================
Comparable Companies Analysis
(Figures in Millions, Except per Share Data)

                                                                                                     Market
                                  Ticker    Current                       Percentage      Shares    Value of                Total
                                  Symbol/  Share Price    52 Week         of 52      Outstanding    Common     Total      Enterprise
                                                       --------------
    Company Name                 Exchange   4/19/00    Low       High    Week High      (MM)         Stock    Net Debt(2)    Value
------------------------------   --------  ----------- --------  ------  ----------  -----------   --------- ------------ ----------
Pre-Engineered Metal Buildings
NCI Building Systems, Inc.        NCS        $19.00      $14.50   $27.00       70.4%       18.6      $353.3      $442.0       $795.3
Butler Manufacturing Company      BBR         23.25       21.00    29.94       77.7%        6.9       160.3        33.7        194.0

------------------------------------------------------------------------------------------------------------------------------------
Redwood (1)                                  $11.50        7.00    11.00      104.5%       16.1      $185.1      ($44.2)      $141.0
------------------------------------------------------------------------------------------------------------------------------------

Legend:
 NM = Not Meaningful
 UA = Unavailable
(1) Calculations based upon $11.50 per share.
(2) Average net debt of last four quarters used to adjust for seasonality of business.

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                                               PROJECT REDWOOD  | APRIL 20, 2000



COMPARABLE COMPANIES ANALYSIS
================================================================================
Comparable Companies Analysis
(Figures in Millions, Except per Share Data)

                                                                          Market
                                  Ticker      Current        Shares     Value of                    Total
                                  Symbol/   Share Price   Outstanding    Common       Total      Enterprise  Enterprise Value to LTM
                                                                                                            ------------------------
        Company Name             Exchange     4/19/00        (MM)         Stock    Net Debt (2)     Value     Sales   EBITDA   EBIT
------------------------------- ---------- ------------- ------------- --------- -------------- ----------- -------- -------- ------
Pre-Engineered Metal Buildings
NCI Building Systems, Inc.          NCS          $19.00          18.6    $353.3         $442.0      $795.3    0.83x     5.6x   7.1x
Butler Manufacturing Company        BBR           23.25           6.9     160.3           33.7       194.0    0.20x     3.5x   5.4x



------------------------------------------------------------------------------------------------------------------------------------
Redwood (1)                                      $11.50          16.1    $185.1         ($44.2)     $141.0    0.48x     3.4x   3.9x
------------------------------------------------------------------------------------------------------------------------------------
                                                                               -----------------------------------------------------
                                                                               High                           0.83x     5.6x   7.1x
                                                                               Mean                           0.51x     4.5x   6.2x
                                                                               Median                         0.51x     4.5x   6.2x
                                                                               Low                            0.20x     3.5x   5.4x
                                                                               -----------------------------------------------------
                                     Price/Earnings
                                  -------------------
        Company Name               LTM         2000E
-------------------------------   ------      -------
Pre-Engineered Metal Buildings
NCI Building Systems, Inc.         7.3x        6.6x
Butler Manufacturing Company       7.2x        6.6x

-----------------------------------------------------
Redwood (1)                        7.9%        6.3x
-----------------------------------------------------

-----------------------------------------------------
High                               7.3x        6.6x
Mean                               7.2x        6.6x
Median                             7.2x        6.6x
Low                                7.2x        6.6x
-----------------------------------------------------

Legend:
 NM = Not Meaningful
 UA = Unavailable
(1) Calculations based upon $11.50 per share.
(2) Average net debt of last four quarters used to adjust for seasonality of business.


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                                               PROJECT REDWOOD  | APRIL 20, 2000



COMPARABLE COMPANIES ANALYSIS
================================================================================
Comparable Companies Analysis
(Figures in Millions, Except per Share Data)

                                                                          Market
                                   Ticker      Current        Shares     Value of
                                  Symbol/    Share Price   Outstanding    Common                                 LTM
                                                                                           EPS          -------------------------
                                                                                    ------------------                    EBITDA
     Company Name                 Exchange     4/19/00        (MM)        Stock       LTM      2000E     Sales   EBITDA   Margin
-------------------------------  ---------- ------------- ------------- ----------  -------  ---------  ------- -------- --------
Pre-Engineered Metal Buildings
NCI Building Systems, Inc.          NCS           $19.00          18.6     $353.3    $2.61      $2.90   $954.3   $141.9      14.9%
Butler Manufacturing Company        BBR            23.25           6.9      160.3     3.23       3.52    988.9     56.1       5.7%

------------------------------------------------------------------------------------------------------------------------------------
Redwood (1)                                       $11.50          16.1     $185.1    $1.45      $1.38   $294.5    $41.2      14.0%
------------------------------------------------------------------------------------------------------------------------------------
                                                2000E
                                   --------------------------------
     Company Name                    Sales      EBITDA       EBIT
-------------------------------    ---------  ----------   --------
Pre-Engineered Metal Buildings
NCI Building Systems, Inc.          $1,034.4     $157.8     $125.3
Butler Manufacturing Company           956.0         UA       42.5

-------------------------------------------------------------------
Redwood                               $343.4      $42.0      $35.5
-------------------------------------------------------------------

Legend:
 NM = Not Meaningful
 UA = Unavailable
(1) Calculations based upon $11.50 per share.
(2) Average net debt of last four quarters used to adjust for seasonality of business.

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


                                                PROJECT REDWOOD | APRIL 20, 2000

C Precedent Transactions Analysis


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                                                PROJECT REDWOOD | APRIL 20, 2000


PRECEDENT TRANSACTIONS ANALYSIS
================================================================================

Precedent Transactions Overview

Pre-engineered Metal Buildings

 Target                                 Description                            Acquiror                Description
-------------------------------------- -------------------------------------- ---------------------   -----------------------------
Miller Building Systems, Inc. (Public) Designs, manufactures and markets      Modtech Inc. (Public)   Designs, manufactures,
                                       factory-built                                                  markets and installs
                                       buildings. Serves the modular building                         modular relocatable
                                       and mobile-                                                    classrooms and other modular
                                       office markets, and                                            buildings for commercial
                                       telecommunications-shelters                                    use, sold primarily to
                                       market.                                                        California school districts
                                                                                                      and third parties.

-----------------------------------------------------------------------------------------------------------------------------------
American Building Co. (Public)         Manufacturer of pre-engineered metal   Onex Corp (Public)      Diversified company that
                                       building systems, metal roofing                                operates through autonomous
                                       systems, roll-up metal doors, and                              subsidiaries that are
                                       other products used in the commercial                          leaders in their industries.
                                       and residential construction segments.                         They include Sky Chefs,
                                                                                                      Celestica Inc., ClientLogic
                                                                                                      Corporation, Lantic Sugar
                                                                                                      Limited, Dura Automotive
                                                                                                      Systems, Inc., J.L. French
                                                                                                      Automotive Castings, Inc.,
                                                                                                      American Buildings Company,
                                                                                                      Phoenix Pictures Inc. and
                                                                                                      Vencap, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
Associated Building Systems (Private)  Manufacturer of pre-engineered metal   Jenisys (Division of    Manufacturer and distributor
                                       building systems for commercial        Jannock)                of building products for
                                       and industrial markets in the U.S.                             North American constuction
                                                                                                      markets. Jannock's business is
                                                                                                      organized into three groups:
                                                                                                      Metal, Vinyl, and Brick.

-----------------------------------------------------------------------------------------------------------------------------------
Mesco Metal Building (Division of      Manufacturer of pre-engineered metal   NCI Building Systems    Manufactures and markets
Anderson)                              building systems for commercial and    Inc. (Public)           metal building and framing
                                       industrial markets.                                            systems, self-storage
                                                                                                      buildings, over-head doors and
                                                                                                      other components for the
                                                                                                      residential, commercial,
                                                                                                      industrial and agricultural
                                                                                                      markets.

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
                                                                                                    PROJECT REDWOOD | APRIL 20, 2000

PRECEDENT TRANSACTIONS ANALYSIS
====================================================================================================================================
Precedent Transactions Analysis
(Figures in Thousands, Except per Share Data)

                                                                 Date      Offer     Net        Firm      Offer    Offer Price / EPS
                                                                                                                   -----------------
Target                              Acquiror                   Announced   Value   Debt (a)   Value (b)  Price (c)   LTM    FY + 1
-------------------------------     ------------------------  ------------------- ---------  ---------- ---------- ------  ---------
Miller Building Systems, Inc.       Modtech Inc. (Public)      9/23/99   $ 24,190 $   8,027  $  32,217  $   7.15     9.8 x     7.9 x
(Public) (d)

American Building Co. (Public)      Onex Corp (Public)         4/8/99     183,800    70,543    254,343     36.00    11.4      11.1

Associated Building Systems         Jenisys (Division of       12/16/97    95,000         0     95,000        NA      NM        NA
(Private)                           Jannock)

Mesco Metal Building (Division      NCI Building Systems Inc.  3/5/96      22,000    (1,423)    20,577        NA     8.9        NM
of Anderson)                        (Public)
------------------------------------------------------------------------------------------------------------------------------------
High                                                                                                                11.4 x    11.1 x
Median                                                                                                              10.2      11.1
Mean                                                                                                                10.2      11.1
Low                                                                                                                  8.9      11.1
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Redwood (Public)                    Heico (Private)            12/8/99   $185,110 $  44,159  $ 140,951  $  11.50     7.9 x     8.3 x
------------------------------------------------------------------------------------------------------------------------------------


                                    Firm Value (b) / LTM
                                   ----------------------
Target                              Rev.   EBITDA   EBIT
-------------------------------    ------ -------- ------
Miller Building Systems, Inc.       0.49 x   5.3 x  6.7x
(Public) (d)

American Building Co. (Public)      0.58     6.0    7.5

Associated Building Systems         0.71     NA     NA
(Private)

Mesco Metal Building (Division      0.64     4.7    5.0
of Anderson)
---------------------------------------------------------
High                                0.7 x    6.0 x  7.5x
Median                              0.6      5.4    6.3
Mean                                0.6      5.4    6.3
Low                                 0.6      4.7    5.0
---------------------------------------------------------

---------------------------------------------------------
                                  0.48x      3.4 x  3.9x
---------------------------------------------------------


Note:  EBITDA, EBIT and EPS adjusted for unusual and nonrecurring items.
LTM:   Latest Twelve Months.
NM:    Not Meaningful. NA: Not Available.
(a) Net Debt equals straight debt, minority interest, straight preferred stock, all convertibles (if applicable), less investments in unconsolidated affiliates and cash.
(b)    Firm Value (FV) equals Offer Value for the Equity of the Target plus Net
       Debt.
(c) If more than one class of shares exist, refers to price of Class A shares.
(d) Transaction was terminated on 10/18/99 and excluded as a transaction multiple.

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

                                                                                                    PROJECT REDWOOD   APRIL 20, 2000

PRECEDENT TRANSACTIONS ANALYSIS
====================================================================================================================================

Precedent Transactions Analysis
(Figures in Thousands, Except per Share Data)



                                                                      Date         Offer      Net         Firm        Offer
Target                                  Acquiror                      Announced    Value      Debt (b)    Value (c)   Price (d)
-------------------------------------------------------------------  -----------  --------    ---------   ----------  ----------
Miller Building Systems, Inc. (Public)  Modtech Inc. (Public)          9/23/99    $ 24,190    $ 8,027     $ 32,217    $ 7.15

American Building Co. (Public)          Onex Corp (Public)             4/8/99      183,800     70,543      254,343     36.00

Associated Building Systems (Private)   Jenisys (Division of Jannock)  12/16/97     95,000          0       95,000        NA

Mesco Metal Building (Division of       NCI Building Systems Inc.
Anderson)                               (Public)                       3/5/96       22,000     (1,423)      20,577        NA
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Redwood
----------------------------------------------------------------------------------------------------------------------------

                                                                                Premium Analysis (a)
                                                                        -------------------------------------
                                                                              One        Five       Twenty
Target                                  Acquiror                           Day Prior   Day Prior  Day Prior
-------------------------------------------------------------------     -------------------------------------
Miller Building Systems, Inc. (Public)  Modtech Inc. (Public)                12.2 %      10.0 %      (1.4)%

American Building Co. (Public)          Onex Corp (Public)                   64.6        90.7        82.3

Associated Building Systems (Private)   Jenisys (Division of Jannock)          NA          NA          NA

Mesco Metal Building (Division of       NCI Building Systems Inc.              NM          NM          NM
Anderson)                               (Public)
-------------------------------------------------------------------------------------------------------------
High                                                                         64.6 %      90.7 %     82.3  %
Median                                                                       64.6        90.7       82.3
Mean                                                                         64.6        90.7       82.3
Low                                                                          64.6        90.7       82.3
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Redwood                                                                      46.0 %      43.8 %     23.1  %
-------------------------------------------------------------------------------------------------------------

(a) Premium based on price of common stock for period specified. If more than one class of shares trade, refers to Class A shares.

(b) Net Debt equals straight debt, minority interest, straight preferred stock, all convertibles (if applicable), less investments in unconsolidated affiliates and cash.

(c) Firm Value (FV) equals Offer Value for the Equity of the Target plus Net
    Debt.

(d) If more than one Class of shares exist, refers to price of Class A shares.

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

                                                                                                    PROJECT REDWOOD | APRIL 20, 2000
PRECEDENT TRANSACTIONS ANALYSIS
====================================================================================================================================

Precedent Transactions Analysis
(Figures in Thousands, Except per Share Data)

                                                                      Date       Offer        Net        Firm       Offer      LTM
Target                                    Acquiror                  Announced    Value      Debt (a)   Value (b)  Price (c)   Ended
----------------------------------------  ------------------------ ------------ --------  ----------- ---------- ---------- --------
Miller Building Systems, Inc.             Modtech Inc. (Public)      9/23/99     $ 24,190   $ 8,027    $ 32,217   $ 7.15      Jul-99
(Public)

American Building Co. (Public)            Onex Corp (Public)         4/8/99       183,800    70,543     254,343    36.00      Dec-98

Associated Building Systems (Private)     Jenisys (Division of      12/16/97       95,000         0      95,000       NA      Dec-97
                                          Jannock)
Mesco Metal Building (Division            NCI Building Systems       3/5/96        22,000    (1,423)     20,577       NA      Dec-94
of Anderson)                              Inc. (Public)
------------------------------------------------------------------------------------------------------------------------------------
High
Median
Mean
Low
------------------------------------------------------------------------------------------------------------------------------------
Redwood                                                                                                                       Mar-00
------------------------------------------------------------------------------------------------------------------------------------

                                                       LTM Operating Results
                                        -------------------------------------------------------
                                             Net      Gross                               Net
Target                                    Revenues   Profit   SG&A    EBITDA    EBIT    Income
--------------------------------------  ----------- -------- ------- --------- ------- --------
Miller Building Systems, Inc.            $ 65,637   $ 11,982 $ 7,140 $  6,029  $ 4,834 $  2,611
(Public)

American Building Co. (Public)            44O,660     71,719  37,885   42,089   33,834   17,745

Associated Building Systems (Private)     133,000         NA      NA       NA       NA       NA

Mesco Metal Building (Division             32,236      9,036   4,928    4,412    4,108    2,465
of Anderson)
-----------------------------------------------------------------------------------------------
High                                     $440,660   $ 71,719 $37,885 $ 42,089  $33,834 $ 17,745
Median                                    133,000     40,378  21,407   23,251   18,971   10,105
Mean                                      201,965     40,378  21,407   23,251   18,971   10,105
Low                                        32,236      9,036   4,928    4,412    4,108    2,465
-----------------------------------------------------------------------------------------------
Redwood                                  $294,547   $ 63,119 $27,315 $ 41,212  $35,804 $ 23,328
-----------------------------------------------------------------------------------------------

Note: EBITDA, EBIT, Net Income, and EPS adjusted for unusual and nonrecurring items.

LTM:  Latest Twelve Months.

NA:   Not applicable

(a) Net Debt equals straight debt, minority interest, straight preferred stock, all convertibles (if applicable), less investments in unconsolidated affiliates and cash.

(b)   Firm Value (FV) equals Offer Value for the Equity of the Target plus Net
      Debt.

(c)   If more than one class of shares exist, refers to price of Class A shares.

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                                                                              56

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                                                PROJECT REDWOOD | APRIL 20, 2000

PRECEDENT TRANSACTIONS ANALYSIS
================================================================================

Precedent Transactions Analysis
(Figures in Thousands, Except per Share Data)

                                                                                                         LTM Margins
                                                                                       --------------------------------------------
                                      Date     Offer     Net     Firm   Offer    LTM   Gross                       Net
Target                  Acquiror      An-      Value     Debt   Value   Price   Ended  Profit SG&A R&D EBITDA EBIT In-  Capex. NWC
                                     nounced              (a)     (b)   (c)                                        come
---------------------- ------------  --------  ------    ----   -----   -----   -----  ------ ---- --- ------ ---- ---- ----- -----
Miller Building         Modtech Inc.
Systems, Inc.           (Public)
(Public)                              9/23/99 $  24,19 $  8,027 $ 32,217   7.15  Jul-99 18.3% 10.9% NM  9.2% 7.4% 4.0% 0.0%  20.1%
American Building       Onex Corp
Co. (Public)            (Public)       4/8/99  183,800   70,543  254,343 $36.00  Dec-98 16.3   8.6  NM  9.6  7.7  4.0   0.0  11.1
Associated Building     Jenisys
                        (Division
Systems (Private)       of Jannock)  12/16/97   95,000        0   95,000     NA  Dec-97   NA    NA  NA   NA   NA   NA    NA    NA
Mesco Metal Building    NCI Building
                        Systems
(Division of Anderson)  Inc. (Public)  3/5/96   22,000   (1,423)  20,577     NA  Dec-94 28.0  15.3  NM 13.7 12.7  7.6   0.0  12.3
-----------------------------------------------------------------------------------------------------------------------------------

High                                                                                    28.0% 15.3% NM 13.7% 12.7% 7.6% 0.0% 12.3%
Median                                                                                  22.2  11.9  NM 11.6  10.2  5.8  0.0  11.7
Mean                                                                                    22.2  11.9  NM 11.6  10.2  5.8  0.0  11.7
Low                                                                                     16.3   8.6  NM  9.6   7.7  4.0  0.0  11.1
------------------------------------------------------------------------------------------------------------------------------------
Redwood                                                                          Mar-00 21.4%  9.3% NM 14.0% 12.2% 7.9% 0.1 % 7.4%

Note: EBITDA, EBIT, Net Income, and EPS adjusted for unusual and nonrecurring items.

LTM:  Latest Twelve Months.

NM:   Not Meaningful.  NA: Not Available.

(a) Net Debt equals straight debt, minority interest, straight preferred stock, all convertibles (if applicable), less investments in unconsolidated affiliates and cash.

(b)   Firm Value (FV) equals Offer Value for the Equity of the Target plus Net
      Debt.

(c)   If more than one Class of shares exist, refers to price of Class A shares.

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                                                PROJECT REDWOOD | APRIL 20, 2000


D Leveraged Buyout Analysis

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                                               PROJECT REDWOOD | APRIL 20, 2000

LEVERAGED BUYOUT ANALYSIS
===============================================================================

Transaction Summary - Management Case
(Figures in Millions, Except per Share Data)

Sources of Funds:                                 Uses of Funds:
Cash on Hand                 $  37.5              Purchase Price                                             $ 215.4
New Senior Revolver              0.0              Estimated Transaction Costs                                    5.2
New Senior Bank Term Loan - A    0.0                                                                         -------
New Senior Bank Term Loan - B    0.0                Total Uses of Funds                                      $ 220.6
New Senior Notes                 0.0                                                                         =======
New Senior Bank Debt           113.0
Preferred Stock                  0.0
Preferred Stock - Management     0.0                                  Fees
Common Stock                     0.0                                  ----
Equity Rollover - Heisley        0.0                                  Bank Debt                              $    3.4
New Equity                      70.0                                  Notes                                       0.0
                                                                      Preferred Equity                            0.0
                             -------                                  Other                                       1.8
  Total Sources of Funds     $ 220.6                                                                         --------
                             =======                                       Total                             $    5.2
                                                                                                             --------
Purchase Price Analysis:
Current Share Price (3/29/00)               $  9.94                   Total Enterprise Value                  $ 167.8
Share Price pre-Announcement (12/7/99)         7.88
Purchase Price per Share                      13.38                   LTM EBITDA                              $  41.2
                                            -------                   1999 EBITDA                                40.5
Premium to Current Share Price                34.64%                  2000 EBITDA                                42.0
Premium to Share Price pre-Announcement       69.90%
                                                                      Total Enterprise Value as a Multiple of:
Total Shares Outstanding                     16,097                   LTM EBITDA                                  4.1x
Shares Owned by Heisley                      11,156
                                            -------                   1999 EBITDA                                 4.1x
Shares to be Purchased by Heisley             4,940                   2000 EBITDA                                 4.0x


Total Purchase Price of All Shares
Outstanding                                 $ 215.4
                                            =======

                                        Interest                      % of Total    Mult. Of    Years   % Cash
                                          Rate      Maturity    $      (12/31/999  99 EBITDA     PIK      Pay
                                       -----------------------------------------------------------------------
Pro Forma Capitalization:
New Senior Revolver                     0.00%         0         $  0.0        0.0%      0.0x        0    100.0%
New Senior Bank Term Loan - A           0.00%         0            0.0        0.0%      0.0x        0    100.0%
New Senior Bank Term Loan - B           0.00%         0            0.0        0.0%      0.0x        0    100.0%
New Senior Notes                        0.00%         0            0.0        0.0%      0.0x        0    100.0%
New Senior Bank Debt                   11.00%         0          113.0       62.4%      2.8x        0    100.0%
Existing Debt                           0.00%         0            0.0        0.0%      0.0x
                                                                ---------------------------
 Total Debt                                                      113.0       62.4%      2.8x

Preferred Stock                         0.00%         0            0.0        0.0%                  0      0.0%
Preferred Stock - Management            0.00%         0            0.0        0.0%                  0      0.0%
Common Stock                                                       0.0        0.0%
New Equity                                                        68.2       37.6%
                                                                -----------------
 Total Equity                                                     68.2       37.6%
                                                                -----------------

 Total Capitalization                                           $181.2      100.0%
                                                                =================

                                              PROJECT REDWOOD | APRIL 20, 2000

LEVERAGED BUYOUT ANALYSIS
===============================================================================
Leveraged Buyout Analysis - Management Case
(Figures in Millions, Except per Share Data)


                                                          Historical Fiscal Years
                                                          Ended December 31,              Projected Fiscal Year Ending December 31,
                                                -------------------------------------     -----------------------------------------
                                                 1997      1998      1999       LTM          2000       2001      2002       2003
                                                -------------------------------------      ----------------------------------------
Revenue                                          $288.2    $294.8    $285.8     $294.5       $343.4     $356.9    $369.5    $383.4
   Revenue Growth                                    NA       2.3%     -3.1%                   20.2%       3.9%      3.5%      3.8%
EBITDA                                            $35.3     $40.2     $40.5      $41.2        $42.0      $47.3     $48.9     $50.8
   EBITDA Margin                                   12.3%     13.6%     14.2%      14.0%        12.2%      13.2%     13.2%     13.2%

Interest Expense                                                                 $12.4        $12.8      $12.8      $9.6      $7.5
Preferred Dividends                                                                0.0          0.0        0.0       0.0       0.0
Capital Expenditures                                                              17.8         10.0       10.0       8.0       6.0
Cash and Cash Equivalents                                                         10.0         10.0       10.0      10.0      10.0

Senior Debt                                                                      113.0         98.2       84.3      64.9      40.8
Total Debt                                                                       113.0         98.2       84.3      64.9      40.8
Net Debt                                                                         103.0         88.2       74.3      54.9      30.8
Preferred Stock                                                                    0.0          0.0        0.0       0.0       0.0
------------------------------------------------------------------------------------------------------------------------------------
Coverage Ratios
EBITDA/Total Interest Expense                                                      3.3x         3.3x       3.7x      5.1x      6.8x
EBITDA/(Total Int. Exp.+ Pref. Div.)                                               3.3x         3.3x       3.7x      5.1x      6.8x
(EBITDA-Capex)/Total Interest Expense                                              1.9x         2.5x       2.9x      4.3x      6.0x
(EBITDA-Capex)/(Total Int. Exp.+ Pref. Div.)                                       1.9x         2.5x       2.9x      4.3x      6.0x

Leverage Ratios
Senior Debt/EBITDA                                                                 2.7x         2.3x       1.8x      1.3x      0.8x
Total Debt/EBITDA                                                                  2.7x         2.3x       1.8x      1.3x      0.8x
Net Debt/EBITDA                                                                    2.5x         2.1x       1.6x      1.1x      0.6x
Total Debt + Preferred Stock/EBITDA                                                2.7x         2.3x       1.8x      1.3x      0.8x
Total Debt/Book Capitalization                                                    62.4%        55.2%      47.4%     37.1%     24.1%

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                                                                              60

                                              PROJECT REDWOOD  |  APRIL 20, 2000

LEVERAGED BUYOUT ANALYSIS
================================================================================
Transaction Summary - Recession Case
(Figures in Millions, Except per Share Data)

     -----------------------------------------------------------------------------------------------------------------------------
          Sources of Funds:                                           Uses of Funds:
          Cash on Hand                       $37.5                    Purchase Price                                      $164.1
          New Senior Revolver                  0.0                    Estimated Transaction Costs                            5.2
          New Senior Bank Term Loan - A        0.0                                                                        ------
          New Senior Bank Term Loan - B        0.0                         Total Uses of Funds                            $169.3
          New Senior Notes                     0.0                                                                        ======
          New Senior Bank Debt               113.0
          Preferred Stock                      0.0                              --------------------------------------------------
          Preferred Stock - Management         0.0                              Fees
                                                                                ----
          Common Stock                         0.0                              Bank Debt                                   $3.4
          Equity Rollover - Heisley            0.0                              Notes                                        0.0
          New Equity                          18.7                              Preferred Equity                             0.0
                                            ------                              Other                                        1.8
               Total Sources of Funds       $169.3                                                                        ------
                                            ======                                 Total                                    $5.2
     ------------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------------
          Purchase Price Analysis:
          Current Share Price (3/29/00)                    $    9.94            Total Enterprise Value                    $116.6
          Share Price pre-Announcement (12/7/99)                7.88
          Purchase Price per Share                             10.20            LTM EBITDA                                $ 41.2
                                                           ---------
          Premium to Current Share Price                        2.59%           1999 EBITDA                                 40.5
          Premium to Share Price pre-Announcement              29.46%           2000 EBITDA                                 44.0

          Total Shares Outstanding                            16,097            Total Enterprise Value as a Multiple of:
          Shares Owned by Heisley                             11,156            LTM EBITDA                                   2.8x
                                                           ---------
          Shares to be Purchased by Heisley                    4,940             1999 EBITDA                                 2.9x
                                                                                 2000 EBITDA                                 2.6x
          Total Purchase Price of All Shares Outstanding   $   164.1
                                                           =========
     ------------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------------
                                               Interest                          % of Total    Mult. Of      Years         % Cash
                                               Rate      Maturity         $      (12/31/99)   99 EBITDA       PIK            Pay
                                           ----------------------------------------------------------------------------------------
     Pro Forma Capitalization:
     New Senior Revolver                           0.00%         0     $  0.0           0.0%        0.0x          0        100.0%
     New Senior Bank Term Loan - A                 0.00%         0        0.0           0.0%        0.0x          0        100.0%
     New Senior Bank Term Loan - B                 0.00%         0        0.0           0.0%        0.0x          0        100.0%
     New Senior Notes                              0.00%         0        0.0           0.0%        0.0x          0        100.0%
     New Senior Bank Debt                         11.00%         0      113.0          87.0%        2.8x          0        100.0%
     Existing Debt                                 0.00%         0        0.0           0.0%        0.0x
                                                                    ------------------------------------
       Total Debt                                                       113.0          87.0%       2.8x

     Preferred Stock                               0.00%         0        0.0           0.0%                      0          0.0%
     Preferred Stock - Management                  0.00%         0        0.0           0.0%                      0          0.0%
     Common Stock                                                         0.0           0.0%
     New Equity                                                          16.9          13.0%
                                                                    -----------------------
     Total Equity                                                        16.9          13.0%

                                                                    -----------------------
      Total Capitalization                                             $130.0         100.0%
                                                                    =======================
     ------------------------------------------------------------------------------------------------------------------------------

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                                                                              61

                                              PROJECT REDWOOD  |  APRIL 20, 2000

LEVERAGED BUYOUT ANALYSIS
================================================================================
Leveraged Buyout Analysis - Recession Case
(Figures in Millions, Except per Share Data)

                                                       Historical Fiscal Years
                                                          Ended December 31,               Projected Fiscal Year Ending December 31,
                                                ---------------------------------------    -----------------------------------------
                                                  1997      1998     1999       LTM          2000        2001     2002      2003
                                                ---------   -------  -------    -------    -----------------------------------------
Revenue                                            $288.2    $294.8   $285.8     $294.5       $343.4      $280.6   $280.6    $343.4
  Revenue Growth                                       NA       2.3%    -3.1%                   20.2%      -18.3%     0.0%     22.4%
EBITDA                                              $35.3    $ 40.2   $ 40.5     $ 41.2       $ 44.0      $  8.4   $  8.8    $ 44.0
  EBITDA Margin                                      12.3%    13.6%     14.2%      14.0%        12.8%        3.0%     3.1%     12.8%

Interest Expense                                                                 $ 12.4       $ 12.8      $ 12.8   $ 11.3    $ 11.7
Preferred Dividends                                                                 0.0          0.0         0.0      0.0       0.0
Capital Expenditures                                                               17.8         10.0         5.0      5.0       6.0
Cash and Cash Equivalents                                                          10.0         10.0        10.0     10.0      10.0

Senior Debt                                                                       113.0         99.3        99.8    103.3      92.0
Total Debt                                                                        113.0         99.3        99.8    103.3      92.0
Net Debt                                                                          103.0         89.3        89.8     93.3      82.0
Preferred Stock                                                                     0.0          0.0         0.0      0.0       0.0
------------------------------------------------------------------------------------------------------------------------------------
Coverage Ratios
EBITDA/Total Interest Expense                                                       3.3x         3.4x        0.7x     0.8x      3.8
EBITDA/Total Int. Exp.+ Pref. Div.)                                                 3.3x         3.4x        0.7x     0.8x      3.8
(EBITDA-Capex)/Total Interest Expense                                               1.9x         2.7x        0.3x     0.3x      3.2
(EBITDA-Capex)/(Total Int. Exp.+ Pref. Div.)                                        1.9x         2.7x        0.3x     0.3x      3.2

Leverage Ratios
Senior Debt/EBITDA                                                                  2.7x         2.3x       11.9x    11.8x      2.1x
Total Debt/EBITDA                                                                   2.7x         2.3x       11.9x    11.8x      2.1x
Net Debt/EBITDA                                                                     2.5x         2.0x       10.7x    10.6x      1.9x
Total Debt + Preferred Stock/EBITDA                                                 2.7x         2.3x       11.9x    11.8x      2.1x
Total Debt/Book Capitalization                                                     87.0%        76.4%       82.0%    88.1%     77.2%

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                                                                              62

                                                 PROJECT REDWOOD | APRIL 29,2000


________________________________________________________________________________

E   Minority Buyout Transactions Analysis

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                                                                              63

                                                PROJECT REDWOOD | APRIL 20, 2000

MINORITY BUYOUT TRANSACTIONS ANALYSIS
================================================================================
Minority Buyout Transactions

------------------------------------------------------------------------------------------------------------------------------------
  Date        Date                                                              Value of   1 day  1 week  4 weeks
Announced   Effective     Target Name             Acquiror Name               Transaction premium premium premium Average % Acquired
                                                                                 ($ mil)
-----------------------------------------------------------------------------------------------------------------------------------
03/23/2000     Pending Homestead Village Inc    Security Capital Group Inc     $  130.1    23.6%    29.5%   64.8%    39.3%     13.0%
03/21/2000     Pending Travelers Property
                        Casualty                Citigroup Inc                    2423.0    23.2     38.0    33.6     31.6      15.0
03/21/2000     Pending CNA Surety Corp(CNA      Continental Casualty
                        Financial)               (CNA Finl)                       218.4    -7.1     10.6    18.9      7.5      37.0
03/17/2000     Pending Vastar Resources Inc     BP Amoco PLC                     1335.5    -0.6     15.4    44.9     19.9      18.1
02/22/2000     Pending IXnet Inc(IPC
                        Information)            Global Crossing Ltd               876.9    18.1     22.8    25.9     22.3      27.0
02/14/2000     Pending CareInsite Inc(Medical
                        Mgr)                    Healtheon/WebMD Inc              1883.8     5.3     -0.7    -3.4      0.4      31.0
01/31/2000     Pending Thermo BioAnalysis       Thermo Instrument Systems
                        (Thermo)                 Inc                              167.9    51.4     55.6    53.4     53.4        --
01/31/2000     Pending ThermoQuest Corp         Thermo Instrument Systems Inc      96.9    36.0     47.0    61.9     48.3        --
01/31/2000     Pending Metrika Systems Corp     Thermo Instrument Systems Inc      14.2    -6.5        0    46.9     20.2      29.5
01/31/2000     Pending ONIX Systems Inc         Thermo Instrument Systems Inc      23.1     2.9     16.1    38.5     19.1        --
01/31/2000     Pending Thermo Optek Corp        Thermo Instrument Systems Inc      51.8     6.7     -5.1    41.2     14.2        --
01/31/2000     Pending Thermo Sentron Inc       Thermedics(Thermo
                        (Thermedics)             Electron)                         30.7     7.4      6.9     6.9      7.1        --
01/31/2000     Pending Thermedics Detection Inc Thermedics(Thermo Electron)        17.0     0.8      0.8    14.3      5.3        --
01/31/2000     Pending Sunrise Intl Leasing Inc King Management Corp               37.6    -4.5        0     1.2     -1.7      41.0
01/19/2000  02/09/2000 Trigen Energy Corp       Elyo(Suez Lyonnaise des Eaux)     159.2    38.2     42.4    31.9     37.5       4.0
01/19/2000     Pending Conning Corp             Metropolitan Life Insurance Co     73.5    15.6     38.9    52.1     35.5      39.0
01/11/2000     Pending Hayes Lemmerz
                        International           Investor Group                    165.2     1.2     23.5    38.8     21.2      22.4
12/02/1999     Pending Boise Cascade Office
                        Products                Boise Cascade Corp                163.9     9.8     24.7    30.9     21.8      18.8
11/22/1999     Pending ERC Industries Inc(John
                        Wood)                   John Wood Group PLC                 5.1   185.7    135.3   100.0    140.3      11.0
11/12/1999     Pending Howmet International Inc Cordant Technologies Inc          261.4    20.9     18.8    38.1     25.9      15.0
10/21/1999     Pending Student Loan Corporation Citigroup Inc                     180.0    11.5     11.6      .8      8.0      20.0
10/20/1999     Pending Randers Killam Gr        Thermo Electron Corp                4.6    12.5     12.5    33.3     19.4       4.0
09/20/1999     Pending Trigen Energy Corp       Elyo(Suez Lyonnaise des
                                                Eaux)                             132.7    14.3     20.5    18.1     17.7      47.3
07/29/1999     Pending Western Beef Inc         Cactus Acquisitions Inc            89.2    40.0     42.9    38.6     40.5      28.4
07/13/1999     Pending Thermo Vision(Thermo     Thermo Instrument Systems
                        Inst)                    Inc                               10.7    75.0     60.0   107.4     80.8        --
06/22/1999     Pending National Processing Inc  National City, Cleveland, Ohio     58.2    23.6     33.3    60.0     39.0      12.0
06/10/1999     Pending Hawks Industries Inc     North Star Exploration             23.0    16.4     60.0    55.2     43.8        --
06/04/1999  08/25/1999 Intek Global Corp        Securicor Communications           51.9    32.1     26.9    22.0     27.0      39.0
05/07/1999  07/30/1999 J Ray McDermott SA       McDermott International Inc       514.5    16.8     13.1    19.2     16.4      37.0
05/05/1999  10/29/1999 Thermo Power Corp        Thermo Electron Corp               34.8     5.5     -1.5    41.2     15.0      22.0
04/29/1999  08/09/1999 Killearn Properties Inc  Killearn Inc                        1.9    10.0     10.0     7.3      9.1        --
04/12/1999  06/30/1999 Meadowcraft Inc          Investor Group                     53.2    64.9     63.3    77.8     68.7      27.0
04/01/1999  08/15/1999 Aqua Alliance Inc        Vivendi SA                        117.1    28.9     19.0   101.7     49.9      17.0
03/24/1999  11/04/1999 Knoll Inc(Warburg,       Warburg, Pincus Ventures
                        Pincus)                  Inc                              490.8    83.6     51.9    46.4     60.6      40.0
03/21/1999  07/01/1999 Spelling                 Viacom Inc(Natl
                       Entertainment Group       Amusements)                      191.6     8.3     43.1    54.5     35.3      20.0
03/08/1999  12/01/1999 ENStar Inc               Investor Group                     13.2    56.3     58.7    51.5     55.5      35.0
03/08/1999  08/10/1999 LabOne Inc(Lab           Lab Holdings Inc
                       Holdings Inc)                                               34.3    17.2     10.3     8.5     12.0      19.5
01/22/1999  06/11/1999 Treadco Inc              Arkansas Best Corp                 22.7    38.5     46.9    24.1     36.5        --
12/03/1998  04/08/1999 Banner Aerospace Inc     Fairchild Corp                     82.4    25.7     41.9    40.8     36.1      15.0
11/30/1998  10/01/1999 Miami Subs Corp          Nathan's Famous Inc                14.0    40.0     27.3    40.0     35.8        --
11/12/1998  05/14/1999 Aquila Gas Pipeline Corp UtiliCorp United Inc               43.2    23.1     17.4    68.4     36.3      18.0

Source: Securities Data Corporation

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                                                                              64

                                        PROJECT REDWOOD           APRIL 20, 2000


MINORITY BUYOUT TRANSACTIONS ANALYSIS
================================================================================

Minority Buyout Transactions

                                                                                                    Value of
             Date        Date                                                                     Transaction    1 day    1 week
          Announced   Effective           Target Name                   Acquiror Name               ($ mil)    premium   premium
          10/27/1998  12/14/1998  Citizens Corp(Hanover Ins Co)   Allmerica Financial Corp             $212.4      20.6%     17.2%
          10/22/1998  04/29/1999  BA Merchant Svcs(BankAmerica)   Bank of America National Trust        339.4      47.1      56.2
          10/21/1998  11/30/1998  Capital Factors Holdings Inc    Union Planters Bk Nat Assoc            22.2       4.5       8.9
          10/16/1998  02/12/1999  BRC Holdings Inc                Affiliated Computer Services          131.9      17.1      16.9
          09/29/1998  10/07/1998  Newmont Gold Co                 Newmont Mining Corp                   264.8      -5.2      20.8
          09/23/1998  12/17/1998  J&L Specialty Steel Inc         Usinor SA                             115.0     100.0     112.5
          09/23/1998  02/25/1999  Ryerson Tull Inc                Inland Steel Industries Inc            61.2       7.5       2.9
          09/08/1998  12/15/1998  PEC Israel Economic Corp        Investor Group                        125.0      31.5      28.0
          08/24/1998  11/19/1998  Tele-Commun Intl(Tele-Commun)   Liberty Media(Tele-Commun)            379.1       6.9       3.2
          07/21/1998  03/09/1999  Forum Retirement Partners LP    Forum Group(Crestline Capital)          6.5      24.3      24.3
          07/07/1998  12/23/1998  Life Technologies Inc(Dexter)   Dexter Corp                           215.8      25.2      24.7
          06/11/1998  07/02/1998  Imo Industries Inc              Constellation Capital Partners          9.1      -1.1       4.4
          04/30/1998  11/02/1998  Mycogen Corp(Dow AgroSciences)  Dow AgroSciences(Dow Chemical)        379.3      41.8      40.0
          04/29/1998  09/25/1998  Group 1 Software Inc            COMNET Corp                            11.8      71.6      61.5
          03/31/1998  03/26/1999  Thermo Voltek Corp              Thermedics(Thermo Electron)            43.9      45.5      60.0
          03/27/1998  07/15/1998  Intl Specialty Prods            ISP Holdings Inc                      324.5       4.3       1.7
          03/17/1998  07/31/1998  BET Holdings Inc                Investor Group                        462.3      53.7      58.5
          03/05/1998  05/20/1998  XLConnect Solutions Inc         Xerox Corp                             93.0     -11.1      15.1
          01/22/1998  09/29/1998  BT Office Products Intl Inc.    Koninklijke KNP BT NV                 138.1      32.5      78.9
          01/20/1998  04/16/1998  NACT Telecommunications(GST)    World Access Inc                       53.1      12.0      12.5
          01/09/1998  09/30/1998  Wandel & Goltermann Tech Inc    Wandel & Goltermann Management         34.2      23.5      21.1
          01/08/1998  01/30/1998  Rayonier Timberlands LP         Rayonier Inc                           65.8      11.2      25.3
          12/23/1997  03/20/1998  American Paging Inc             Telephone and Data Systems Inc          9.1      17.6      33.3
          10/23/1997  01/08/1999  Brad Ragan Inc(Goodyear Tire)   Goodyear Tire & Rubber Co              20.7       6.7      -1.2
          09/18/1997  12/16/1997  Guaranty National Corp          Orion Capital Corp                    117.2      10.8      23.9
          09/04/1997  12/30/1997  Cinergi Pictures Entertainment  Investor Group                         16.3      26.9      24.7
          07/09/1997  12/23/1997  Seaman Furniture Co             Investor Group                         45.6      21.5      25.3
          06/26/1997  11/26/1997  Rhone-Poulenc Rorer Inc         Rhone-Poulenc SA                     4831.6      22.1      22.8
          06/20/1997  03/30/1998  Wheelabrator Technologies Inc   Waste Management Inc                  869.7      26.9      28.2
          06/13/1997  03/26/1998  Bally's Grand Inc               Hilton Hotels Corp                     42.6      27.9      29.8
          06/03/1997  01/15/1998  Faulding Inc(FH Faulding & Co)  FH Faulding & Co Ltd                   77.3      25.6      22.7
          06/02/1997  07/15/1997  Acordia Inc(Anthem Inc)         Anthem Inc                            193.2      12.7      11.5
          05/22/1997  07/09/1998  Chaparral Steel Co(Texas Ind)   Texas Industries Inc                   72.8      20.4      25.3
          05/14/1997  11/18/1997  Enron Global Power & Pipelines  Enron Corp                            428.0      11.8      13.7
          04/16/1997  01/30/1998  Steck-Vaughn Publishing Corp    Harcourt General Inc                   40.3      21.6      32.6
          02/25/1997  08/05/1998  Fina Inc                        Petrofina SA                          257.0      19.7      18.5
          02/20/1997  12/09/1997  NHP Inc(Apartment Investment)   Apartment Investment & Mgmt Co        114.5      28.3      25.2
          02/18/1997  07/01/1998  Contour Medical(Retirement)     Sun Healthcare Group Inc               55.2      21.4      47.8
          01/28/1997  05/21/1997  Calgene Inc(Monsanto Co)        Monsanto Co                           242.6      62.0      60.0
          01/21/1997  07/09/1997  Mafco Consolidated Grp(Mafco)   Mafco Holdings Inc                    116.8      23.5      23.5
          01/13/1997  09/02/1997  Zurich Reinsurance Centre       Zurich Versicherungs GmbH             319.0      17.1      18.5
                                                                                                                -------   -------
                                                                                                      Average      24.6      29.1

             Date        Date                                                                      4 weeks                  %
          Announced   Effective           Target Name                   Acquiror Name              premium    Average    Acquired
          10/27/1998  12/14/1998  Citizens Corp(Hanover Ins Co)   Allmerica Financial Corp            20.9%      19.6%       16.8%
          10/22/1998  04/29/1999  BA Merchant Svcs(BankAmerica)   Bank of America National Trust      42.0       48.4         4.8
          10/21/1998  11/30/1998  Capital Factors holidings Inc   Union Planters Bk Nat Assoc          2.9        5.5         7.7
          10/16/1998  02/12/1999  BRC Holdings Inc                Affiliated Computer Services        15.2       16.4           -
          09/29/1998  10/07/1998  Newmont Gold Co                 Newmont Mining Corp                 62.4       26.0         6.3
          09/23/1998  12/17/1998  J&L Specialty Steel Inc         Usinor SA                           37.8       83.4        46.5
          09/23/1998  02/25/1999  Ryerson Tull Inc                Inland Steel Industries Inc        -31.1       -6.9        13.0
          09/08/1998  12/15/1998  PEC Israel Economic Corp        Investor Group                      23.7       27.7        18.7
          08/24/1998  11/19/1998  Tele-Commun Intl(Tele-Commun)   Liberty Media(Tele-Commun)         -10.7        -.2         8.0
          07/21/1998  03/09/1999  Forum Retirement Partners LP    Forum Group(Crestline Capital)      24.3       24.3         7.0
          07/07/1998  12/23/1998  Life Technologies Inc(Dexter)   Dexter Corp                         19.0       23.0        48.0
          06/11/1998  07/02/1998  Imo Industries Inc              Constellation Capital Partners       2.5        2.0           -
          04/30/1998  11/02/1998  Mycogen Corp(Dow AgroSciences)  Dow AgroSciences(Dow Chemical)      52.4       44.7        32.0
          04/29/1998  09/25/1998  Group 1 Software Inc            COMNET Corp                         71.6       68.2        18.8
          03/31/1998  03/26/1999  Thermo Voltek Corp              Thermedics(Thermo Electron)         40.0       48.5        33.0
          03/27/1998  07/15/1998  Intl Specialty Prods            ISP Holdings Inc                    14.5        6.8        16.0
          03/17/1998  07/31/1998  BET Holdings Inc                Investor Group                      58.2       56.8        10.0
          03/05/1998  05/20/1998  XLConnect Solutions Inc         Xerox Corp                          22.1        8.7        20.0
          01/22/1998  09/29/1998  BT Office Products Intl Inc     Koninklijke KNP BT NV               78.9       63.4        30.0
          01/20/1998  04/16/1998  NACT Telecommunications(GST)    World Access Inc                    16.7       13.7        33.0
          01/09/1998  09/30/1998  Wandel & Goltermann Tech Inc    Wandel & Goltermann Management      31.1       25.3        38.0
          01/08/1998  01/30/1998  Rayonier Timberlands LP         Rayonier Inc                        17.5       18.0           -
          12/23/1997  03/20/1998  American Paging Inc             Telephone and Data Systems Inc      29.0       26.7        18.0
          10/23/1997  01/08/1999  Brad Ragan Inc(Goodyear Tire)   Goodyear Tire & Rubber Co            5.4        3.6        25.0
          09/18/1997  12/16/1997  Guaranty National Corp          Orion Capital Corp                  27.7       20.8        19.0
          09/04/1997  12/30/1997  Cinergi Pictures Entertainment  Investor Group                      56.6       36.1           -
          07/09/1997  12/23/1997  Seaman Furniture Co             Investor Group                      21.5       22.7        20.0
          06/26/1997  11/26/1997  Rhone-Poulenc Rorer Inc         Rhone-Poulenc SA                    29.3       24.7           -
          06/20/1997  03/30/1998  Wheelabrator Technologies Inc   Waste Management Inc                30.7       28.6        33.0
          06/13/1997  03/26/1998  Bally's Grand Inc               Hilton Hotels Corp                  31.1       29.6        15.0
          06/03/1997  01/15/1998  Faulding Inc(FH Faulding & Co)  FH Faulding & Co Ltd                45.9       31.4        38.0
          06/02/1997  07/15/1997  Acordia Inc(Anthem Inc)         Anthem Inc                          26.0       16.7        33.0
          05/22/1997  07/09/1998  Chaparral Steel Co(Texas Ind)   Texas Industries Inc                29.2       24.9        15.0
          05/14/1997  11/18/1997  Enron Global Power & Pipelines  Enron Corp                          19.7       15.1        48.0
          04/16/1997  01/30/1998  Steck-Vaughn Publishing Corp    Harcourt General Inc                24.2       26.1        18.0
          02/25/1997  08/05/1998  Fina Inc                        Petrofina SA                        21.5       19.9        14.0
          02/20/1997  12/09/1997  NHP Inc(Apartment Investment)   Apartment Investment & Mgmt Co      16.9       23.4           -
          02/18/1997  07/01/1998  Contour Medical(Retirement)     Sun Healthcare Group Inc            58.1       42.5        35.0
          01/28/1997  05/21/1997  Calgene Inc(Monsanto Co)        Monsanto Co                         60.0       60.7        45.0
          01/21/1997  07/09/1997  Mafco Consolidated Grp(Mafco)   Mafco Holdings Inc                  27.6       24.9        15.0
          01/13/1997  09/02/1997  Zurich Reinsurance Centre       Zurich Versicherungs GmbH           11.6       15.7        34.0
                                                                                                   -------    -------    --------
                                                                                                      33.6       28.9        23.5

Source: Securities Data Corporation

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